File No. __________

As filed with the SEC on May 19, 2017

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No.  __

(Check appropriate box or boxes)

FEDERATED WORLD INVESTMENT SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

1-800-341-7400

(Area Code and Telephone Number)

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Copies to:

Thomas Early, Esquire

Goodwin Procter LLP

601 S. Figueroa St.

41st Floor

Los Angeles, CA 90017

Acquisition of the assets of

FEDERATED INTERCONTINENTAL FUND

(A Portfolio of Federated Equity Funds)

By and in exchange for

Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares

of

FEDERATED INTERNATIONAL LEADERS FUND

(A Portfolio of Federated World Investment Series, Inc.)

Approximate Date of Proposed Public Offering: As soon as

practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered:

Class A Shares, Class B Shares, Class C Shares, Class R6 Shares and Institutional Shares,

without par value, of

Federated International Leaders Fund

It is proposed that this filing will become effective

on June 19, 2017 pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Prospectus/Proxy Statement–
Please Vote Today!
Federated InterContinental Fund – Tax-Free Reorganization
Time is of the essence. Voting only takes a few minutes and your participation is important! We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you decide on the proposal.
Thank you in advance for your vote and your continued support of the Federated Funds.
Federated InterContinental Fund (the “Fund”), a portfolio of Federated Equity Funds, will hold a special meeting of shareholders on August 11, 2017. Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.
Why am I being asked to vote?
Certain mutual funds are required to seek approval from shareholders for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder, you have a right to vote on this proposal, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.
What is the proposal?
The proposal is to reorganize the Fund into Federated International Leaders Fund, a portfolio of Federated World Investment Series, Inc. (the “Reorganization”).
Why has the Board of Trustees recommended that I vote in favor of the proposals?
•	The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote in favor of the proposal because it believes that the Reorganization is in the best interests of the Fund and its shareholders and that the interests of existing shareholders will not be diluted as a result of the Reorganization.
•	After the Reorganization, shareholders of the Fund will be invested in a fund with greater assets, lower net share class expense ratios (except for the Institutional Shares, in which case the expenses are the same), a stronger overall performance record, and similar broad market investment style.
Please see the section entitled “Summary—Reasons for the Proposed Reorganization” in the Prospectus/Proxy Statement for more information.
How will the Reorganization affect my investment?
•	The cash value of your investment will not change as a result of the Reorganization and you will not have to pay any sales charge in connection with the transfer of your assets. You will receive shares of Federated International Leaders Fund (“Shares”) with a total dollar value equal to the total dollar value of the Federated InterContinental Fund shares (“Shares”) that you own at the time of the Reorganization.

If you own Shares in:	You will receive Shares of:
Federated InterContinental Fund	Federated International Leaders Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Institutional Shares	Institutional Shares
Class R6 Shares	Class R6 Shares

•	The Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
•	The Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable.

When will the Reorganization occur?
Assuming shareholder approval is obtained, the Reorganization is currently expected to occur after the close of business on or about August 25, 2017.
Who will pay for the Reorganization?
The Fund is being requested to bear direct proxy expenses, including mailing, processing, tabulation, printing and solicitation costs and expenses, as applicable, associated with the Reorganization. However, Federated Global Investment Management Corp., the Fund's investment adviser (“Adviser”), may voluntarily waive proxy expenses or other expenses to the extent that such expenses may cause the Fund's total annual fund operating expenses to exceed the Fund's agreed upon expense cap. Accordingly, given the large waiver positions of the Fund, and the fact that the Fund is being operated at its applicable voluntary expense caps, the Adviser will indirectly pay some or all of the proxy expenses for which the Fund would otherwise be responsible.
Will my current account options transfer over to my new account?
Yes, these servicing features will transfer automatically to your Federated International Leaders Fund account. However, if you participate in a systematic investment program, you will receive a communication requesting that you confirm your continued participation in such a plan.
What should I do in connection with the Reorganization?
Please vote your Shares today. If the Reorganization is approved, your Shares will automatically be exchanged for Federated International Leaders Fund Shares. Please do not attempt to make the exchange into Federated International Leaders Fund yourself.
How do I vote?
There are several ways in which you can cast your vote:
•	Online–Use the web address on the proxy card;
•	Telephone–Use the toll-free telephone number on the proxy card;
•	Mail–Complete and return the proxy card in the enclosed postage paid envelope; or
•	In Person at the August 11, 2017, meeting.
If you:
1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all, we may contact you by telephone to request that you cast your vote.
Whom do I call if I have questions about this Prospectus/Proxy Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.
Thank you in advance for your vote and your continued support of the Federated Funds.
After careful consideration, the Board of Trustees has unanimously approved this proposal.
The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED INTERCONTINENTAL FUND
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 11, 2017
TO SHAREHOLDERS OF FEDERATED INTERCONTINENTAL FUND:
A special meeting of shareholders of Federated InterContinental Fund, (FICF) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on August 11, 2017, for the following purposes:
(1)	To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated International Leaders Fund (FILF) would acquire all, or substantially all, of the assets of FICF in exchange for Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of FILF to be distributed pro rata by FICF to its shareholders of Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares, respectively, in a complete liquidation and dissolution of FICF;
and
(2)	To transact such other business as may properly come before the special meeting or any adjournment thereof.
Any such vote in FAVOR or AGAINST the Proposal(s) will authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any adjournment of the Special Meeting.
The record date for determination of shareholders entitled to vote at the meeting has been fixed at June 12, 2017.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
June 22, 2017
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
YOU CAN HELP FICF AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT
June 22, 2017
Acquisition of the assets of
FEDERATED INTERCONTINENTAL FUND
A Portfolio of Federated Equity Funds
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
By and in exchange for Shares of
FEDERATED INTERNATIONAL LEADERS FUND
A Portfolio of Federated World Investment Series, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
This Prospectus/Proxy Statement describes the proposal for the reorganization (the “Reorganization”) pursuant to the Agreement and Plan of Reorganization (the “Plan”), of Federated InterContinental Fund (FICF), with and into Federated International Leaders Fund (FILF). Under the Plan, FICF would transfer all or substantially all of its assets to FILF, in exchange for Shares of FILF. FILF is expected to be the accounting survivor in the Reorganization. Shares of FILF will be distributed pro rata by FICF to its shareholders in complete liquidation, dissolution and termination of FICF. As a result of the Reorganization, each shareholder holding Shares of FICF will become the shareholder of shares of FILF, having a total net asset value (NAV) equal to the total NAV of the shareholder's holdings in FICF on the date of the Reorganization (the “Closing Date”). For purposes of this Prospectus/Proxy Statement, FICF and FILF may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds.”
The Board of Trustees of FICF (the “Board”) has determined that the Reorganization is in the best interests of FICF, and that interests of the existing shareholders of FICF will not be diluted as a result of the Reorganization. The Board is recommending that shareholders of FICF approve the Reorganization Plan. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary—Reasons for the Proposed Reorganization.”
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Tax Consequences” and “Information about the Reorganization—Federal Income Tax Consequences” in this Prospectus/Proxy Statement.
The investment objectives of FICF and FILF are provided in the chart below. For a more detailed comparison of the investment objectives, policies, limitations and risks of FICF with those of FILF, see the section entitled “Summary—Comparison of Investment Objectives, Policies and Risks” in this Prospectus/Proxy Statement.
Investment Objectives
FICF (Reorganizing Fund)	FILF (Surviving Fund)
To seek long-term capital appreciation	To seek long-term capital growth

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for FILF, dated January 31, 2017, which is incorporated herein by reference. The Statement of Additional Information dated June 22, 2017 relating to this Prospectus/Proxy Statement, contains additional information and has been filed by FILF with the Securities and Exchange Commission (SEC) and is incorporated herein by reference.
A prospectus and Statement of Additional Information (“SAI”) for FICF, dated January 31, 2017 (File Nos.: 2-91090 and 811-4017) have been filed with the SEC and are incorporated herein by reference.

In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):
1. Statement of Additional Information for FILF dated January 31, 2017 (File Nos. 33-52149 and 811-7141);
2. Annual Report for FICF dated November 30, 2016 (File Nos. 2-91090 and 811-4017); and
3. Annual Report for FILF dated November 30, 2016 (File Nos. 33-52149 and 811-7141).
Copies of these materials and other information about FICF and FILF may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. You can copy and review information about the Funds at the SEC's Public Reference Room in Washington, D.C. or by visiting the Fund's web site at FederatedInvestors.com. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about FICF and FILF are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on August 11, 2017: This Prospectus/Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the reorganization (the “Reorganization”) will be conducted is attached to this Prospectus/Proxy Statement as Annex A. The prospectus of FILF also accompanies this Prospectus/Proxy Statement.
If the proposal is approved, under the Plan, FICF will transfer all, or substantially all, of its assets (except for deferred or prepaid expenses to the extent that they do not have a continuing value to FILF, and which are not expected to be material in amount; and amounts reserved for payments of FICF's liabilities and any additional cash received by FICF after the Closing Date in excess of accrued liabilities recorded on FICF's books on or before the Closing Date that is retained by FICF's investment adviser) to FILF in exchange for Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of FILF. FICF will be required to discharge all of its respective liabilities and obligations prior to consummation of the Reorganization. FILF is expected to be the accounting survivor of the Reorganization. FILF's Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares will be distributed pro rata by FICF to its shareholders in complete liquidation, dissolution and termination of FICF. As a result of the Reorganization, each shareholder of FICF's Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares will become the shareholder of Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of FILF having a total NAV equal to the total NAV of the shareholder's holdings in FICF on the date of the Reorganization.
REASONS FOR THE PROPOSED REORGANIZATION
FICF's investment objective is to seek long-term capital appreciation. Similarly, FILF's investment objective is to seek long-term capital growth.
The Reorganization was recommended to the Board because it will provide FICF's shareholders with a fund with greater assets, lower share class expense ratios (gross and net, except for the Institutional Shares, in which case the expenses are the same), a stronger overall performance record, and similar broad market investment styles.
As of April 30, 2017, the total net assets were $134,545,488 for FICF and $1,628,171,662 for FILF. FILF has significantly more assets than FICF.
Federated Global Investment Management Corp. (“Adviser”) believes that the proposed Reorganization will result in FICF's shareholders receiving shares in a fund that has: (i) greater assets; (ii) similar objectives and broad market investment style to FICF; (iii) a performance record that is generally stronger over the long term and (iv) lower net share class expense ratios (except for the Institutional Shares, in which case the expenses are the same). In addition, the Reorganization would provide the shareholders of FICF with an investment product that continues to provide shareholders with a long-term capital growth investment strategy, through investing primarily in equity securities issued by foreign (non-U.S.) companies, normally, foreign stocks in developed markets. If the Reorganization is not approved by shareholders, the Adviser will consider recommending that the Board approve the liquidation, dissolution and termination of FICF.
As of April 30, 2017, the total net assets of FICF and FILF were as follows:
Reorganizing Fund	Share Classes	Total Net Assets (as of 4/30/17)
Federated InterContinental Fund	Class A	$44,026,558
	Class B	$2,057,216
	Class C	$19,123,580
	Institutional	$62,699,814
	Class R6	$6,638,320
	Total Fund Assets	$134,545,488

Surviving Fund	Share Classes	Total Net Assets (as of 4/30/2017)
Federated International Leaders Fund	Class A	$388,656,721
	Class B	$20,758,164
	Class C	$96,266,360
	Class R	$56,733,554
	Institutional	$910,297,824
	Class R6	$155,459,039
	Total Fund Assets	$1,628,171,662

In light of the above rationale and considerations, and the requirements of Rule 17a-8 under the Investment Company Act of 1940 (“1940 Act”), in considering the Reorganization, the Board took into account all pertinent factors it deemed relevant, including: (i) any changes in investment objective, restrictions and policies resulting from the Reorganization; (ii) any direct or indirect tax consequences; (iii) any effect of the Reorganization on annual fund operating expenses and fees; and (iv) any fees or expenses to be borne directly or indirectly by the Funds in connection with the Reorganization. (See “Board Considerations Relating to the Reorganization.”)
With respect to Reorganization-related expenses:
•	FICF is being requested to bear direct proxy expenses, including mailing, processing, tabulation, printing and solicitation costs and expenses associated with the Reorganization. Costs (excluding costs associated with tabulation and solicitation) are estimated at $68,000;
•	The Adviser will pay the other direct and indirect expenses of the Reorganization on behalf of FICF (consisting primarily of legal and accounting fees), except that FICF will pay the following estimated proxy expenses and brokerage expenses:
- FICF will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses) associated with the Reorganization estimated at $68,000; and
- Brokerage expenses for FICF related to the disposition of portfolio securities by FICF prior to the Reorganization to better align FICF's portfolio with FILF's portfolio. Given the differences in holdings between FICF and FILF, a material number of portfolio and security transactions are expected to take place, each of which at standard brokerage rates for international securities. As noted above, it is customary for FICF to pay these brokerage expenses;
•	The effect on the net asset value of FICF as a result of the payment of the direct proxy expenses would be approximately $0.0245 per share (before taking into account the impact of waivers). Given FICF's large waiver positions and the fact that some or all of FICF is being operated at its applicable voluntary expense caps, the Adviser or its affiliates will indirectly pay the expenses that it would otherwise ask FICF to pay; and
•	There will be no dilution to shareholders as a result of the Reorganization, because each FICF shareholder will become the owner of shares of FILF having a total net asset value equal to the total net asset value of his or her holdings in FICF on the date of the Reorganization.
In sum, FICF shareholders will be receiving shares in a fund that is more viable with generally stronger performance and expense ratios that will be the same or lower than currently offered by FICF. FICF shareholders also will be receiving shares of FILF in a Reorganization transaction that is intended to be tax-free and therefore will experience a more preferable tax result as compared to a liquidation of FICF.
FILF will benefit from the increase in its assets resulting from the Reorganization and the pro forma total expenses of FILF are expected to be substantially the same after the Reorganization.
By contrast, the Adviser and its affiliates, with respect to FICF, will benefit from the Reorganization as a result of (i) the liquidation, dissolution and termination of FICF in connection with the reorganization, which eliminates the need to “subsidize” FICF, and (ii) the increase in the assets of FILF (which would increase asset-based fee revenue for the Adviser and its affiliates) with respect to FILF. Except for these two benefits, the Adviser and its affiliates would not receive a monetary benefit from the Reorganization. In considering these benefits to the Adviser, with respect to FICF, the Adviser believes consideration should be given to the fact that, instead of reorganizing FICF in a Reorganization that the Adviser believes will be beneficial to FICF shareholders, the Adviser and its affiliates could either (A) reduce their voluntary waivers on FICF's share classes (which could provide the Adviser with the same two benefits noted above) or (B) propose to liquidate FICF (which could provide the Adviser with the first benefit noted above – the elimination of the need to “subsidize” FICF).
Given the above factors, the Adviser believes that the bulk of the benefits of the Reorganization favor FICF and its shareholders, as opposed to the Adviser and its affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution nor does it result in FICF bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Adviser and its affiliates).
In consideration of the foregoing and other information in this Prospectus/Proxy Statement, the Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, has determined that participation in the Reorganization is in the best interests of FICF and the interests of the existing shareholders of FICF will not be diluted as a result of the Reorganization. Therefore, the Board has unanimously approved, and is recommending that FICF shareholders approve, the Reorganization of FICF into FILF.

TAX CONSEQUENCES
Tax-Free Reorganization under The Code
As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a “tax-free reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or by FICF's shareholders. To qualify, FILF must acquire “substantially all” of the assets of FICF in exchange for FILF shares and the assumption of specified Reorganizing Fund liabilities (if any), FICF must liquidate completely as a result of the Reorganization and distribute FILF shares to FICF shareholders, and FILF must either (1) use a “significant portion” of FICF's historic assets in a business (the “asset continuity” test), or (2) continue FICF's “historic business” (the “business continuity” test). The Adviser intends to satisfy the requirements of the Code for tax-free reorganizations under the business continuity test. To satisfy the business continuity test, FILF must continue a significant historic business of FICF, which generally requires that, on the date of the Reorganization, at least one-third of FICF's assets must meet FILF's investment objectives, strategies, policies, risks and restrictions, and that FICF did not alter its portfolio in connection with the Reorganization to meet the one-third threshold. FILF may, but is not required to, retain a certain portion of FICF's portfolio securities post-Reorganization. The aggregate tax basis of the shares of FILF received by the FICF shareholders will be the same as the aggregate tax basis of their shares in FICF. Prior to the Reorganization, FICF will distribute to shareholders any previously undistributed ordinary income and net capital gains accumulated prior to the Reorganization, which may be material given the potential for substantial changes to FICF's portfolio prior to the Reorganization. Any such distributions will be taxable to FICF shareholders. FILF will also distribute to its shareholders any previously undistributed net capital gains prior to the Reorganization. For further discussion, see “Information About the Reorganization—Federal Income Tax Consequences.”
Distributions and the Treatment of Capital Loss Carryforwards and Realized Gains
As noted above, shareholders generally will not incur capital gains or losses on the exchange of shares of FICF for shares of FILF as a result of the Reorganization. However, shareholders will incur capital gains or losses if they sell their shares of FICF before the Reorganization becomes effective or sell/exchange their shares of FILF after the Reorganization becomes effective. Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.
For example, shareholders will be responsible for any taxes payable in connection with taxable distributions made, if any, by FICF immediately prior to the Reorganization. These distributions may include capital gains realized on dispositions of portfolio securities in the ordinary course of business or in connection with the Reorganization. At the time of the Reorganization, it is anticipated that FICF will transfer most, if not all, of its then existing portfolio to FILF pursuant to the Reorganization. However, to better align the portfolio, FICF will dispose of certain portfolio securities prior to the Reorganization, such that prior to or at the time of Reorganization, FICF's portfolio will primarily consist of cash or cash equivalents, appropriate securities acquired with the proceeds of sales undertaken to better align the portfolios or a combination of both. As of the Closing Date, if any such dispositions of portfolio securities from the portfolio of FICF result in FICF having a net capital gain, such capital gain will be distributed to shareholders as a taxable distribution prior to the Reorganization being consummated. However, as a result of the Reorganization, indirect costs could include, for example, brokerage costs to-be-incurred in selling incompatible securities with FILF's portfolio. Consequently, brokerage costs incurred solely in connection with the Reorganization and the repositioning of FICF's portfolio may be significant and are currently estimated to be at least $60,000.
As of November, 30, 2016, its last fiscal year end for which audited financial statements are available, FICF had capital loss carryforwards totaling approximately $-262,488,519 of which $250,482,645 will expire as of the Closing Date. As of April 30, 2017, FICF had estimated year-to-date realized gains of approximately $5,389,533, and unrealized gains of approximately $18,754,315. In comparison, FILF had capital loss carryforwards totaling $-253,453,670 as of November 30, 2016, its last fiscal year for which audited financial statements are available. As of April 30, 2017, FILF had estimated year-to-date realized gains of approximately $4,250,209, and unrealized gains of approximately $294,491,115.
Shareholders of FICF should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.

THE BOARD OF TRUSTEES OF FICF UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL OF THE REORGANIZATION.
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS
This section will help you compare the investment objectives, policies and risks of the Funds.
The differences in the Funds' investment limitations are discussed below. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund's prospectus.
INVESTMENT OBJECTIVES AND POLICIES
The investment objective of FICF is to seek long-term capital appreciation. The investment objective of FILF is to seek long-term capital growth. In both cases, the Funds seek to invest in securities the value of which rises based on a corresponding rise in market price.
FICF and FILF are both in the ‘Foreign Large Blend' Morningstar category, however they employ different investment techniques and use different benchmarks. FICF uses a top-down approach to invest in both developed and emerging market countries with strong long-term fundamentals and the highest equity market performance potential. It generally concentrates in the top eight to ten countries and has a portfolio of approximately 165 securities benchmarked against the MSCI All Country World ex. U.S. Index. FILF uses an intensive bottom-up approach to invest primarily in stocks of developed-market countries that appear to be trading below their intrinsic value. It has a high-conviction, low-turnover, buy-and-hold portfolio that typically holds between 40-60 securities benchmarked against the MSCI EAFE Index.
The Funds' investment objectives and policies are highlighted below. As the comparison shows, in spite of their differing techniques, the investment objectives and broad market investment styles of FICF and FILF are substantially similar. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund's prospectus.

INVESTMENT OBJECTIVES AND POLICIES
FICF (Reorganizing Fund)	FILF (Surviving Fund)
The Fund's investment objective is to seek long-term capital appreciation.
Primarily through investment in foreign companies in developed and emerging markets, the Fund attempts to achieve long-term capital appreciation in excess of the returns of broad world markets over long time periods. The Fund may invest using any style (e.g., growth or value) and in companies of any size, including companies with large, medium or small market capitalizations.

The Fund has a unique approach to investing internationally. In selecting securities, the Adviser focuses first on country selection by seeking to identify countries whose stock markets appear attractively valued relative to other countries, have better growth prospects, have attractive macroeconomic forces working in their favor and evidence other factors which the Adviser has identified as being correlated with market outperformance. Once a country's stock market has been selected for investment, the Adviser uses bottom up stock research and optimization models to select a group of stocks which give broad exposure to the targeted market. The models' stock selection criteria include, among other things, growth indicators, valuation indicators and corporate quality indicators. The Adviser believes that when this country and stock selection is performed such selectivity creates a greater potential for higher returns as compared to spreading investments across many markets.

The Adviser uses its proprietary country analysis methodology, analyzing each country's aggregate macroeconomic, company fundamental and market sentiment measures, to determine which foreign markets are likely to generate the highest returns.

The Adviser believes that foreign markets most worthy of investment may have the following characteristics, among others:

• rising earnings expectations;
• lower valuation relative to growth;
• favorable economic environments;
• strong sovereign and corporate quality; and
• positive technical factors.	The investment objective of FILF is to seek long-term capital growth.

The Fund pursues its investment objective of long-term capital growth by investing primarily in a portfolio of equity securities of foreign (non-U.S.) companies. The Fund's portfolio is managed using fundamental company analysis and valuation disciplines. The Adviser expects that, normally, the Fund will be invested primarily in foreign stocks in developed markets. The Fund is permitted, however, to invest in companies from both developed (including the United States) and emerging market countries.

The Fund's investment strategy focuses on non-U.S. companies whose share price does not reflect their intrinsic value. The Fund employs a fundamentally-driven, bottom-up portfolio construction approach. The Adviser actively manages the Fund's portfolio, seeking total returns in excess of the Fund's benchmark index, the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE), over longer time periods. The MSCI-EAFE is an unmanaged, free float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The performance of the Fund should be evaluated against the MSCI-EAFE, or any other benchmark, over long periods of time. The volatility of world markets means that even small differences in time periods for comparison can have a substantial impact on returns. There can be no assurances that the Adviser will be successful in achieving investment returns in excess of the MSCI-EAFE.

The Adviser's investment process is rooted in a rigorous, contrarian, bottom-up stock selection approach to identify companies that are undervalued relative to their growth prospects and future cash flows. The process for selecting investments begins with the screening of the Fund's investable universe. The Adviser utilizes internally generated research from Federated industry analysts to narrow the investable universe. Each industry analyst is responsible for idea generation from a variety of sources including, but not limited to: meetings with company management, competitors, vendors and customers. After significant due diligence and fundamental analysis, the Adviser selects stocks for inclusion in the portfolio that present the best opportunity to create excess returns.

INVESTMENT OBJECTIVES AND POLICIES (continued)
FICF (Reorganizing Fund)	FILF (Surviving Fund)
Countries considered for investment must satisfy the Adviser's criteria for political and economic stability, strength of financial systems and credit quality. After identifying those countries it believes are worthy of investment, the Adviser uses a global equity optimization process to invest in companies across the industries driving economic growth in the selected countries. This disciplined process is intended to enable the Adviser to develop a portfolio that captures substantially all of the combined top-ranked countries' stock market movements with a select group of companies per selected country. Each company must meet the Adviser's standards for market and industry representation, financial condition, credit rating and liquidity. A minimum of 50% of the Fund's net assets is invested in developed markets. For purposes of this policy, any investment of the Fund which provides exposure to a developed market, including the holding of or exposure to currencies of developed markets, will be included as a developed market investment.

The Fund invests, under normal conditions, primarily in equity securities of foreign-domiciled, publicly traded companies worldwide. Equity securities may include common stocks, depositary receipts, warrants, convertible bonds, debentures and convertible preferred stocks, as well as shares of exchange-traded funds (ETFs). The Fund may buy securities in initial public offerings. The Adviser may select initial public offerings based on its fundamental analysis of the issuer. The Fund may also buy or sell foreign currencies (which may be implemented through derivative contracts such as forward or future contracts) in lieu of or in addition to non-dollar denominated foreign equity securities in order to increase or decrease its exposure to foreign equity and/or currency markets. This would permit the Fund to take long positions on currencies the Adviser believes will increase in value and take short positions on currencies that the Adviser believes will decrease in value regardless of the Fund's security holdings in the applicable currency. Additionally, from time to time, the Fund may hedge against losses on securities held in the Fund or the currencies in which the securities are denominated by obtaining short exposure on an equity index, security or currency through a futures or forward contract or other derivative instrument.

Further, the Fund is not limited in the portion of its investments that are denominated in either foreign currency or in U.S. dollars. The Fund may invest in investment companies, including ETFs, in order to implement its investment strategy.

The Fund may use derivative contracts (such as futures, options and swaps) and/or hybrid instruments (such as notes linked to underlying securities, indices or commodities) to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s). Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

1. obtain premiums from the sale of derivative contracts;
2. realize gains from trading a derivative contract; or
3. hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.	The Adviser seeks to purchase undervalued stocks that the Adviser expects may significantly increase in price. The Adviser's key investment criteria include attractive valuation, quality of company management, industry leadership, long-term growth prospects and presence of a catalyst for higher market valuation. A company's stock may be undervalued due to factors such as temporary earnings decline, negative investor sentiment, a change in management or unfavorable market or industry conditions. The Adviser is free to seek relative value opportunities among markets and sectors. The Adviser also considers the economic environment and outlook in making stock selection decisions, but those factors play a secondary role to fundamental analysis.

The Fund is not limited in the portion of its assets that it invests in foreign companies based in either developed markets or in emerging markets. Further, the Fund is not limited in the portion of its investments that are denominated in either foreign currency or in U.S. dollars. The Fund may purchase shares of exchange-traded funds (ETFs). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with its investment strategy.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts (such as options, swaps, and futures contracts) or hybrid instruments (such as notes linked to underlying securities or indices) to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s). Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

1. obtain premiums from the sale of derivative contracts;
2. realize gains from trading a derivative contract; or
3. hedge against potential losses.

From time to time, the Fund may hedge its currency risk by using derivatives such as futures or forward contracts. Currency hedges can protect against price movements in a security that a fund owns that are attributable to changes in the value of the currency in which the security is denominated. Hedging may reduce gains or cause losses to the Fund if the hedged currency moves in a different manner than the Adviser anticipated or if the cost of the hedge outweighs its value.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended. The Fund has a fundamental investment policy that permits it to concentrate its investments in issuers in the financial services industries. However, the Fund does not intend to concentrate its investments in a financial services industry.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

INVESTMENT OBJECTIVES AND POLICIES (continued)
FICF (Reorganizing Fund)	FILF (Surviving Fund)
TEMPORARY INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.	TEMPORARY INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.
COMPARISON OF RISKS
The principal investment risks of both Funds are provided in the chart below. Because each Fund has similar investment objectives and broad market investment styles, their principal risks will be similar. However, FILF generally invests in the equity securities of companies with large market capitalization and located in developed markets. In addition, certain of FICF's principal risks – namely, “Greater China Risk,” “Risk Related to Company Capitalization,” and “Real Estate Investment Trust Risk” – are not primarily applicable to FILF's investment operations. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund.
Principal Investment Risks	Applies to FICF	Applies to FILF
Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company's stock price), which could negatively impact the Fund's performance.	X	X
Risk Related to the Economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or the stock market. Economic, political and financial conditions, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects.	X	X
Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies and national governments, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.	X	X
Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by the risks of foreign investing.	X	X
Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holding of non-U.S. dollar denominated securities.	X	X
Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.	X	X
Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally-planned economies.	X	X
Liquidity Risk. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.	X	X

Principal Investment Risks	Applies to FICF	Applies to FILF
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.	X	X
Investment Style Risk. The Fund may employ a combination of styles that impact its risk characteristics, such as growth and value investing. Due to the Fund's style of investing, the Fund's Share price may lag that of other funds using a different investment style.	X	X
Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Derivative contracts and hybrid instruments may also involve other risks described in this Proxy/Prospectus, such as stock market, credit, currency, liquidity and leverage risks.	X	X
Counterparty Credit Risk. Includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations.	X	X
Leverage Risk. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.	X	X
Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.	X	X
Exchange-Traded Funds Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.	X	X
Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.	X	X
Greater China Risk. Although larger and/or more established than many emerging markets, the markets of the Greater China region function in many ways as emerging markets, and carry the high levels of risks associated with emerging markets. Investments in the Greater China region may be subject to the risks associated with trading on less-developed trading markets, in addition to acute political risks such as possible negative repercussions resulting from China's relationship with Taiwan or Hong Kong, restrictions on monetary repatriation, or other adverse government actions. As export-driven economies, the economies of countries in the Greater China region are affected by developments in the economies of their principal trading partners.	X
Risk Related to Company Capitalization. The Fund may invest in companies with market capitalizations of any size, including small-capitalization and mid-capitalization (or “small-cap” and “mid-cap”) companies. The additional risk posed by small-cap and mid-cap companies could increase the volatility of the Fund's portfolio and performance. Shareholders should expect that the value of the Fund's Shares will be more volatile than a fund that invests exclusively in large-cap companies.	X
Real Estate Investment Trust Risk. Real estate investment trusts (“REITs”) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.	X
COMPARISON OF INVESTMENT LIMITATIONS
Each Fund has fundamental investment limitations which cannot be changed without shareholder approval. Each Fund also has non-fundamental investment limitations which may be changed by the relevant Fund's Board without shareholder approval. Here, the Reorganization requires shareholder approval because FILF has a fundamental investment policy that it may concentrate in the financial services industries, whereas FICF has a fundamental investment policy that it will not concentrate in any one industry. FILF also has a non-fundamental investment policy that it does not intend to concentrate its investments in the financial services industry. Additionally, FICF and FILF differ with respect to their fundamental policies regarding investment in commodities, with FICF permitting investment in commodities to the maximum extent permissible by the 1940 Act and FILF prohibiting such investments. There are also differences in the non-fundamental limitations regarding concentration and purchases on margin.

The following chart compares the fundamental and non-fundamental limitations of FICF and FILF.
INVESTMENT LIMITATIONS
FUNDAMENTAL POLICIES
FICF (Reorganizing Fund)	FILF (Surviving Fund)
Diversification
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.	Diversification
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.	Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in issuers in the financial services industries. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

As a matter of non-fundamental policy, the Fund does not intend to concentrate its investments in a financial services industry. (See “Non-Fundamental Policies.”)
Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.	Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.
Investing in Commodities The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.	Investing in Commodities The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereof, or any SEC staff interpretation thereof.	Borrowing Money and Issuing Senior Securities The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.
Lending
The Fund may not make loans except it may make loans to affiliated investment companies in accordance with SEC exemptive relief. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements and/or derivative contracts, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.	Lending
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

NON-FUNDAMENTAL POLICIES
FICF (Reorganizing Fund)	FILF (Surviving Fund)
Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.	Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.
Investing in Other Investment Companies
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's Adviser.

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

The Fund is prohibited from investing in other registered investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.	No corresponding investment limitation for FILF
Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
Pledging Assets
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.	Pledging Assets
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
No corresponding investment limitation for FICF	Additional Information
- The Fund does not intend to concentrate its investments in a financial services industry.

- In applying the concentration limitation: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) asset-backed securities will be classified according to the underlying assets securing such securities.

-The Fund will not exclude domestic bank instruments or foreign bank instruments from industry concentration limitations so long as it is the SEC staff's view that such instruments should not be excluded from industry concentration tests. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the fund's total assets in any one industry will constitute “concentration.”

- For purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES
The procedures for purchasing, redeeming and exchanging shares of FICF are substantially similar to those for purchasing, redeeming and exchanging shares of FILF. See the section entitled “Purchase, Redemption and Exchange Procedures” below for more information regarding these procedures.

COMPARATIVE FEE TABLES
Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.
You will not pay any sales charges in connection with the Reorganization.
Set forth in the tables below is information regarding the fees and expenses incurred by the Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of FILF and FICF, and the anticipated pro forma fees for the Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of FILF after giving effect to the Reorganization. It is anticipated that FILF will be the accounting survivor after the Reorganization.
Federated InterContinental Fund & Federated International Leaders Fund
Fees and Expenses
These tables describe: (1) the actual fees and expenses for the Class A Shares (A), Class B Shares (B), Class C Shares (C), Institutional Shares (IS) and Class R6 Shares (R6) of FICF for the fiscal year ended November 30, 2016; (2) the actual fees and expenses for the Class A Shares (A), Class B Shares (B), Class C Shares (C), Institutional Shares (IS) and Class R6 Shares (R6) of FILF for the fiscal year ended November 30, 2016; and (3) the pro forma fees and expenses of the Class A Shares (A), Class B Shares (B), Class C Shares (C), Institutional Shares (IS) and Class R6 Shares (R6) of FILF on a combined basis after giving effect to the Reorganization. You may qualify for certain sales charge discounts if you or your family invest at least $50,000 in certain classes (e.g., A class) of Federated Funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the prospectuses for FICF and FILF incorporated herein by reference, and in “Annex C” to this Prospectus/Proxy Statement.
After the Reorganization, shareholders of FICF will receive share classes that have lower net share class expense ratios (except for the Institutional Shares, in which case the expenses are the same).
It should be noted that both FICF and FILF have filed effective registration statements with respect to Class T Shares; however, neither Fund's Class T Shares have commenced operations. Accordingly, Class T Shares are not a part of the Reorganization.
Finally, FILF offers Class R Shares which are not involved in the Reorganization.
Reorganizing Fund (FICF)
Annual Fund Operating Expenses (Expenses That are Deducted From Fund Assets as a percentage of average net assets)	A	B	C	IS	R6
Management Fee	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) Fee	0.00%(1)	0.75%	0.75%	None	None
Other Expenses	0.80%	0.87%	0.77%	0.41%	0.38%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.71%	2.53%	2.43%	1.32%	1.29%
Fee Waivers and/or Expense Reimbursements (2)	-0.41%	-0.44%	-0.34%	-0.33%	-0.34%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.30%	2.09%	2.09%	0.99%	0.95%

Surviving Fund (FILF)
Annual Fund Operating Expenses (Expenses That are Deducted From Fund Assets as a percentage of average net assets)	A	B	C	IS	R6
Management Fee	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) Fee	0.00%(1)	0.75%	0.75%	None	None
Other Expenses	0.51%	0.57%	0.55%	0.25%	0.15%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.45%	2.26%	2.24%	1.19%	1.09%
Fee Waivers and/or Expense Reimbursements (3)	-0.20%	-0.26%	-0.24%	-0.20%	-0.15%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.25%	2.00%	2.00%	0.99%	0.94%

Surviving Fund (FILF) (Pro Forma Combined)
Annual Fund Operating Expenses (Expenses That are Deducted From Fund Assets as a percentage of average net assets)	A	B	C	IS	R6
Management Fee	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) Fee	0.00%(1)	0.75%	0.75%	None	None
Other Expenses	0.52%	0.58%	0.56%	0.24%	0.15%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.46%	2.27%	2.25%	1.18%	1.09%
Fee Waivers and/or Expense Reimbursements (3)	-0.21%	-0.27%	-0.25%	-0.19%	-0.15%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.25%	2.00%	2.00%	0.99%	0.94%
1	Each of FICF and FILF (existing and pro forma) have adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of each fund may incur or charge a Distribution (12b-1) fee of up to a maximum of 0.05%. No such fee is currently incurred or charged by the A class of each fund. The A class of each fund will not incur or charge such a Distribution (12b-1) fee until such time as approved by each fund's Board of Trustees.
2	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, tax reclaim recovery expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by FICF, if any) paid by FICF's A, B, C, IS and R6 classes (after the voluntary waivers and/or reimbursements) will not exceed 1.29%, 2.08%, 2.08%, 0.98% and 0.94% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2018; or (b) the date of FICF's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
3	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, tax reclaim recovery expenses, proxy-related expenses and extraordinary expenses, if any) paid by FILF's (existing and pro forma) A, B, C, IS and R6 classes (after the voluntary waivers and/or reimbursements) will not exceed 1.21%, 1.96%, 1.96%, 0.95% and 0.90% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2018; or (b) the date of FILF's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of FILF's Board of Directors. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) July 1, 2018 or (b) the date of FILF's next effective Prospectus.
ExampleS
These examples are intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.
The Examples assume that you invest $10,000 in the Funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that each Fund's shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Reorganizing Fund (FICF)	1 Year	3 Years	5 Years	10 Years
Class A Shares – Expenses assuming redemption	$714	$1,059	$1,427	$2,458
Class A Shares – Expenses assuming no redemption	$714	$1,059	$1,427	$2,458
Class B Shares – Expenses assuming redemption	$806	$1,188	$1,545	$2,665
Class B Shares – Expenses assuming no redemption	$256	$788	$1,345	$2,665
Class C Shares – Expenses assuming redemption	$346	$758	$1,296	$2,766
Class C Shares – Expenses assuming no redemption	$246	$758	$1,296	$2,766
Institutional Shares – Expenses assuming redemption	$134	$418	$723	$1,590
Institutional Shares – Expenses assuming no redemption	$134	$418	$723	$1,590
Class R6 Shares – Expenses assuming redemption	$131	$409	$708	$1,556
Class R6 Shares – Expenses assuming no redemption	$131	$409	$708	$1,556

Surviving Fund (FILF)	1 Year	3 Years	5 Years	10 Years
Class A Shares – Expenses assuming redemption	$689	$983	$1,299	$2,190
Class A Shares – Expenses assuming no redemption	$689	$983	$1,299	$2,190
Class B Shares – Expenses assuming redemption	$779	$1,106	$1,410	$2,391
Class B Shares – Expenses assuming no redemption	$229	$706	$1,210	$2,391
Class C Shares – Expenses assuming redemption	$327	$700	$1,200	$2,575
Class C Shares – Expenses assuming no redemption	$227	$700	$1,200	$2,575
Institutional Shares – Expenses assuming redemption	$121	$378	$654	$1,443
Institutional Shares – Expenses assuming no redemption	$121	$378	$654	$1,443
Class R6 Shares – Expenses assuming redemption	$111	$347	$601	$1,329
Class R6 Shares – Expenses assuming no redemption	$111	$347	$601	$1,329

Surviving Fund (FILF) (Pro Forma Combined)	1 Year	3 Years	5 Years	10 Years
Class A Shares – Expenses assuming redemption	$690	$986	$1,304	$2,200
Class A Shares – Expenses assuming no redemption	$690	$986	$1,304	$2,200
Class B Shares – Expenses assuming redemption	$780	$1,109	$1,415	$2,402
Class B Shares – Expenses assuming no redemption	$230	$709	$1,215	$2,402
Class C Shares – Expenses assuming redemption	$328	$703	$1,205	$2,585
Class C Shares – Expenses assuming no redemption	$228	$703	$1,205	$2,585
Institutional Shares – Expenses assuming redemption	$120	$375	$649	$1,432
Institutional Shares – Expenses assuming no redemption	$120	$375	$649	$1,432
Class R6 Shares – Expenses assuming redemption	$111	$347	$601	$1,329
Class R6 Shares – Expenses assuming no redemption	$111	$347	$601	$1,329
PORTFOLIO TURNOVER
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund's performance. During the most recent fiscal year, FILF's portfolio turnover rate was 34% and FICF's portfolio turnover rate was 56% of the average value of each Fund's respective portfolio.
COMPARISON OF POTENTIAL RISKS AND RETURNS: PERFORMANCE INFORMATION
The performance information shown below will help you analyze FICF's and FILF's investment risks in light of their historical returns. The bar charts compare the potential risks and returns of investing in each Fund. The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund's performance on a calendar year-to-year basis. Please note that, but for the 2017 year-to-date period, FILF generally had stronger performance than FICF over time.
The average annual total return tables show returns averaged over the stated periods, and include comparative performance information. The tables show how the Funds' average annual total returns for one year, five years and 10 years (or start of performance if shorter) compare to the returns of a broad-based securities market index. The average annual total returns are reduced to reflect applicable sales charges. In addition to Return Before Taxes, Return After Taxes is shown to illustrate the effect of federal taxes on returns. Actual after tax returns depend upon each investor's personal tax situation, and are likely to differ from those shown. The tables also show returns for the applicable Fund's broad-based securities market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Funds, are not affected by cash flows. It is not possible to invest directly in the indexes.

Federated InterContinental Fund
Risk/Return Bar Chart – Class A Shares
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's A class highest quarterly return was 23.32% (quarter ended June 30, 2009). Its lowest quarterly return was (24.54)% (quarter ended September 30, 2011).
Average Annual Total Return Table
The Fund's B class, C class and IS class commenced operations on August 25, 2007. The Fund's R6 class commenced operations on August 5, 2013. For the period prior to the commencement of operations of the Fund's B class, C class, IS class and R6 class, the performance information shown is for the Fund's A class, adjusted to reflect the expenses of the Fund's B class, and C class, respectively. For the period prior to the commencement of operations of the IS class and R6 class, the performance of the Fund's A class has not been adjusted to reflect the expense ratio of IS class and R6 class, respectively since IS class and R6 class are estimated to have a lower expense ratio than the expense ratio of the Fund's A class. In addition to Return Before Taxes, Return After Taxes is shown for the Fund's A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for A class, and after-tax returns for the B, C, IS and R6 classes will differ from those shown below for A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through a 401(k) plan, an Individual Retirement Plan or other tax-advantaged investment plan.

(For the Period Ended December 31, 2016)
	1 Year	5 Years	10 Years
Share Class
A:
Return Before Taxes	-10.40%	1.30%	-1.17%
Return After Taxes on Distributions	-11.10%	1.07%	-1.32%
Return After Taxes on Distributions and Sale of Fund Shares	-5.89%	1.09%	-0.59%
B:
Return Before Taxes	-11.06%	1.25%	-1.22%
C:
Return Before Taxes	-6.84%	1.64%	-1.37%
IS:
Return Before Taxes	-4.86%	2.77%	-0.32%
R6:
Return Before Taxes	-4.84%	2.65%	-0.51%
Morgan Stanley Capital International All Country World Index ex USA(1)	4.50%	5.00%	0.96%
1	The MSCI ACWI ex USA captures large- and mid-cap representation across 22 of 23 developed markets countries (excluding the U.S.) and 23 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.
Federated International Leaders Fund–Class A Shares
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's A class highest quarterly return was 33.12% (quarter ended June 30, 2009). Its lowest quarterly return was (25.69)% (quarter ended September 30, 2011).

Average Annual Total Return Table
The Fund's IS class commenced operations on June 21, 2010. The Fund's R class commenced operations on June 24, 2013. The Fund's R6 class commenced operations on August 5, 2013. For the period prior to the commencement of operations of the IS class, R class and R6 class the performance information shown is for the A class, respectively. The performance of the A class has not been adjusted to reflect the expenses applicable to the IS class and R6 class, respectively, since IS class and R6 class have a lower expense ratio than the expense ratio of A class. The performance of the A class has been adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of Fund expenses related to A class that may have occurred during the period prior to commencement of operations of R class, IS class and R6 class. In addition to Return Before Taxes, Return After Taxes is shown for the Fund's A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for A class, and after-tax returns for B, C, R, IS and R6 classes will differ from those shown below for A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as a 401(k) plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plan.
(For the Period Ended December 31, 2016)
	1 Year	5 Years	10 Years
Share Class
A:
Return Before Taxes	-8.28%	7.23%	2.64%
Return After Taxes on Distributions	-9.11%	6.93%	2.53%
Return After Taxes on Distributions and Sale of Fund Shares	-4.69%	5.70%	2.17%
B:
Return Before Taxes	-8.86%	7.34%	2.61%
C:
Return Before Taxes	-4.59%	7.64%	2.46%
IS:
Return Before Taxes	-2.68%	8.73%	3.40%
R6:
Return Before Taxes	-2.64%	8.68%	3.33%
Morgan Stanley Capital International Europe, Australasia and Far East Index (1)	1.00%	6.53%	0.75%
Morningstar Foreign Large Blend Funds Average (2)	0.79%	5.75%	0.54%
1	The Morgan Stanley Capital International Europe, Australasia and Far East Index is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.
2	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
Financial Highlights
The Financial Highlights for FICF and FILF are included as Annex B to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.
For FICF, the information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements is included in the Annual Report.
For FILF, the information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

INVESTMENT ADVISERS
Each of the Funds are governed by a Board of Trustees or Directors (the “Boards”). The Boards have selected and oversee the Adviser, Federated Global Investment Management Company. The Adviser separately manages the assets of both FICF and FILF, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 101 Park Avenue, 41st Floor, New York, New York, 10178. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The Adviser will continue to serve as investment adviser to the Surviving Fund following the Reorganization.
The Adviser and other subsidiaries of Federated advise approximately 124 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $365.9 billion in assets under management as of December 31, 2016. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 8,500 investment professionals and institutions.
The Adviser advises approximately 19 equity mutual funds (including sub-advised funds) as well as a variety of separately managed accounts, institutional separate accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds), which totaled approximately $11.2 billion in assets as of December 31, 2016.
Portfolio Management Information
Federated Global Investment Management Company (investment adviser to both FICF & FILF)
FICF Portfolio Managers	FILF Portfolio Managers
Audrey H. Kaplan
Ms. Kaplan managed the predecessor fund to the Fund, the Rochdale Atlas Portfolio, since February 2004, and has continued to manage the Fund as an employee of the Adviser since the Fund's reorganization with the predecessor fund in August 2007. Ms. Kaplan is a Senior Vice President of the Fund's Adviser and Head of the International Equity Team. She is Vice President of the Trust with respect to the Fund. Prior to joining Federated, Ms. Kaplan was employed with Rochdale Investment Management LLC where she served as a Portfolio Manager for several portfolios including the Rochdale Investment Trust Atlas Portfolio and Senior Vice President of Research from February 2004 to August 2007. Prior to joining Rochdale, Ms. Kaplan was a Hedge Fund Consultant at BlueCrest Capital Management from December 2002 to December 2003, Vice President and European Quantitative Strategist with Merrill Lynch International from August 2000 to December 2002, and Project Manager of Global Emerging Markets Research with Robert Fleming & Co., Ltd. from February 1998 to December 1999. Ms. Kaplan has 28 years of experience in portfolio strategy, investment research and quantitative analysis. Ms. Kaplan earned her B.S. in Computer and Systems Engineering from Rensselaer Polytechnic Institute and her Masters in Finance from London Business School.	Marc Halperin

Marc Halperin, Senior Portfolio Manager, has been the Fund's portfolio manager since September 1998. Mr. Halperin joined the Fund's Adviser as a Portfolio Manager and a Vice President in 1998. He served as Associate Director/Portfolio Manager at UOB Asset Management from 1996 through August 1998. From 1993 through 1995, Mr. Halperin was Vice President, Asian Equities, at Massachusetts Financial Services Co. Mr. Halperin earned his M.A. with a major in Municipal Finance from the University of Illinois.

Federated Global Investment Management Company (investment adviser to both FICF & FILF)
FICF Portfolio Managers	FILF Portfolio Managers
Geoffrey C. Pazzanese
Mr. Pazzanese managed the predecessor fund to the Fund, the Rochdale Atlas Portfolio, since January 2007, and has continued to manage the Fund as an employee of the Adviser since the Fund's reorganization with the predecessor fund in August 2007. Mr. Pazzanese is a Vice President of the Fund's Adviser. Prior to joining Federated, Mr. Pazzanese was employed with Rochdale Investment Management LLC where he served as a Quantitative Analyst and Senior Quantitative Analyst for several portfolios including the Rochdale Investment Trust Atlas Portfolio from February 2001 to August 2007. He was promoted to Portfolio Manager of the Rochdale Investment Trust Atlas Portfolio in January 2007. Prior to joining Rochdale, Mr. Pazzanese worked as a Quantitative Research Associate with Merrill Lynch in New York from April 2000 to January 2001, and Area Sales Manager for AXIS SpA from April 1992 to July 1998. Mr. Pazzanese has 17 years of international investment management and research, plus seven years of global industrial experience. Mr. Pazzanese received his B.S. in both Physics and Italian from the University of Wisconsin-Madison and his Master's degree in International Management from Thunderbird School of Global Management.	Richard Winkowski
Richard Winkowski, Senior Portfolio Manager, has been the Fund's portfolio manager since July 2009. Mr. Winkowski joined Federated as a Senior Investment Analyst in April 1998. He became an Assistant Vice President of the Fund's Adviser in July 1999 and became a Vice President of the Fund's Adviser in July 2000. He served as a Senior Research Analyst with Union Bank of Switzerland from October 1997 through March 1998. He was employed with American Express Financial Corp. as a Statistical Analyst from 1994 through January 1995 and then as a Portfolio Manager Assistant until September 1997. Mr. Winkowski earned his B.A. from the University of Wisconsin.
Dariusz M. Czoch
Dariusz M. Czoch, Portfolio Manager and Senior Investment Analyst, has been the Fund's portfolio manager since January 2015. Mr. Czoch joined Federated in 2008 as an Investment Analyst. He became a Senior Investment Analyst and Vice President of a Federated advisory subsidiary in January, 2013. From 1999 to 2008, he held various positions with U.S. Trust, in the International Investment/Risk Management areas. Mr. Czoch has received the Chartered Financial Analyst designation. He received his B.S. from SUNY University at Stony Brook and M.S. from Polytechnic University.
Sobby Arora
Sobby Arora, Portfolio Manager and Senior Investment Analyst, has been the Fund's portfolio manager since January 2017. Mr. Arora joined Federated in 2013 as an Investment Analyst. He became a Vice President of a Federated advisory subsidiary in January, 2016. From 2010 to 2012, he was an international equity analyst at ING Investment Management. In 2009, he was a Summer Associate in Equity Research at Credit Suisse Group. From 2004 to 2008, he held equity research and assistant portfolio management roles at Strategic Investment Advisors. Mr. Arora has received the Chartered Financial Analyst designation. He received his B.A. from Colgate University and M.B.A. from New York University.
Additional Portfolio Manager Information
Each Fund's SAI provides information about each of the Fund's Portfolio Managers' compensation, management of other accounts and ownership of securities in the Funds.
ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES
FICF and FILF pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary—Comparative Fee Tables” in this Prospectus/Proxy Statement.
Investment Advisory Fees
FILF's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.90% of FILF's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse FILF for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement.

In comparison, FICF's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.90% of FICF's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse FICF for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement.
A discussion of the Board's review of each Fund's investment advisory contract is available in each Fund's shareholder reports as they are produced.
Administrative Fees (Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares)
Federated Administrative Services (FAS), an affiliate of the Adviser, serves as administrator to both FICF and FILF and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of each Fund and most of the other Federated funds advised by the Adviser or its affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion.
Each Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
Front End Sales Charge Reallowances (Class A Shares)
The Funds' Distributor, Federated Securities Corp., receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.
When a financial intermediary's customer purchases Class A Shares of FICF and FILF, the financial intermediary may receive a Dealer Reallowance as follows:
Class A Shares:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%
ADVANCE COMMISSIONS
When a financial intermediary's customer purchases Class A Shares of FICF and FILF, the financial intermediary may receive an advance commission as follows:
Class A Shares (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%
Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

The Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.
Class B Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.00%

Class C Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%
Rule 12b-1 Fees (Class A Shares, Class B Shares, Class C Shares)
Federated Securities Corp. (“FSC” or the “Distributor”), an affiliate of the Adviser, is the principal distributor for shares of both Funds.
FICF's Class A Shares has a 12b-1 fee of up to 0.05% which is not currently incurred or charged until such time as approved by FICF's Board. FICF's Class B Shares and Class C Shares each have a 12b-1 fee of up to 0.75%. FICF's Institutional Shares and Class R6 Shares do not have 12b-1 fees.
FILF's Class A Shares has a 12b-1 fee of up to 0.05% which is not currently incurred or charged until such time as approved by FILF's Board. FILF's Class B Shares and Class C Shares each have a 12b-1 fee of up to 0.75%. FILF's Institutional Shares and Class R6 Shares do not have 12b-1 fees.
Service Fees (Class A Shares, Class B Shares, Class C Shares)
Each Fund is a party to a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net assets of FICF and of FILF's Shares to financial intermediaries, or to Federated Shareholder Services Company, a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account it is not eligible to also receive Account Administration Fees on the same account.
Account Administration Fees (Class A Shares, Class B Shares, Class C Shares)
Each Fund's Class A Shares, Class B Shares and Class C Shares may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to each Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
Recordkeeping Fees (Class A Shares, Class B Shares, Class C Shares and Institutional Shares)
Each Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Fund's shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
Networking Fees (Class A Shares, Class B Shares, Class C Shares and Institutional Shares)
Each Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Fund and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries (Class A Shares, Class B Shares, Class C Shares and Institutional Shares)
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund's and/or other Federated funds' relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES
The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company. Procedures for the purchase, redemption and exchange of FICF's shares are the same as those applicable to the purchase, redemption and exchange of FILF's shares. Reference is made to the Prospectuses of FICF and FILF, dated January 31, 2017, each of which is incorporated herein by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of FICF's shares and FILF's shares, respectively. Set forth below is a brief description of the significant purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Funds' shares.
Purchases
Shares of each Fund, except Class B Shares of FICF, may be purchased any day the New York Stock Exchange (NYSE) is open. Effective June 1, 2015, FICF's Class B Shares were closed to new accounts and new investors and on August 1, 2015, FICF's Class B Shares were closed to exchanges from Class B Shares of other Federated Funds and to new purchases made by existing shareholders (excluding reinvestment of dividends and capital gains).
When a Fund receives a transaction request in proper form (as described in its Prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge (public offering price). When a Fund holds securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days when shares of the Fund cannot be purchased or redeemed. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.
Purchases of shares of each Fund may be made through a financial intermediary, directly from the Fund by wire and by check. Purchases of shares of each Fund, except for Class B Shares of FICF, may be made through an exchange from the same share class of another Federated fund with respect to Class A Shares, Class B Shares and Class C Shares. With respect to Institutional Shares and Class R6 Shares, purchases of shares of each Fund may be made through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Obligations Fund, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any fund. For any purchase by exchange you must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations. Each Fund reserves the right to reject any request to purchase or exchange shares. If a Fund offers more than one share class and the class choice is not specified on the new account form or form of payment (e.g., Federal Reserve wire or check), investors automatically receive Class A Shares.

Once you have opened your account, purchases may also be made by Automated Clearing House (ACH), whereby additional shares are purchased through a depository institution that is an ACH member. Also, one you have opened your account, you may automatically purchase additional shares on a regular basis by using the Systematic Investment Program (SIP). Shareholders of each Fund may also purchase shares by automatic investment and direct deposit. Each Fund reserves the right to reject any request to purchase or exchange shares.
Purchasers of each Fund's Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than $1 million. The sales charges are subject to the breakpoint discounts and rights of accumulation, which are identical for each Fund and are described in each Fund's prospectus for its Class A Shares. For purchases of $1 million or more, a contingent deferred sales charge, or CDSC, of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.
There is no front-end sales charge upon purchase of Class B Shares of FILF; however, upon redemption, holders of each Fund's Class B Shares may incur a CDSC of up to 5.50% on Class B Shares redeemed within seven years of the purchase date.
There is no front-end sales charge upon purchase of Class C Shares; however, upon redemption, holders of each Fund's Class C Shares may incur a CDSC of 1% on Class C Shares redeemed within 12 months of the purchase date.
The CDSC on Class A Shares, Class B Shares and Class C Shares is calculated using the share price at the time of purchase or redemption, whichever is lower. The CDSC on each Fund's Class B Shares and Class C Shares may be reduced or eliminated in certain circumstances, which are identical for each Fund, described in the prospectus for each Fund.
You may qualify for certain sales charge discounts if you or your family invest at least $50,000 in certain classes (e.g., A class) of Federated Funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the prospectuses for FICF and FILF incorporated herein by reference, and in “Annex C” to this Prospectus/Proxy Statement.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers which are discussed in Appendix C hereto. In all instances, it is the shareholder's responsibility to notify the Fund or the shareholder's Financial Intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another financial intermediary to receive these waivers or discounts.
The required minimum investment amounts in each Fund for Class A Shares, Class B Shares and Class C Shares are $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) is $250 and $100, respectively. There is no minimum initial or subsequent amount required for employer-sponsored retirement plans. The minimum investment for Systematic Investment Programs is $50.
The minimum initial investment amount for each Fund's Institutional Shares is generally $1,000,000 and there is no minimum subsequent investment amount. The minimum investment amount for Systematic Investment Programs is $50.
There are no minimum initial or subsequent investment amounts required for each Fund's Class R6 Shares. The minimum investment amount for Systematic Investment Programs is $50.
The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Institutional Shares (however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus):
•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
•	A Trustee/Director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;

•	Additional sales to an investor (including a natural person) who owned the IS class of the Fund as of December 31, 2008;
•	A Federated Fund;
•	An investor (including a natural person) who acquired an IS class of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
•	In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Institutional Shares (see “How to Purchase Shares” below):
•	An investor, other than a natural person, purchasing IS classes directly from the Fund; and
•	In connection with an initial purchase of IS classes through an exchange, an investor (including a natural person) who owned SS classes of another Federated fund as of December 31, 2008.
Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500 for Class A Shares, Class B Shares and Class C Shares (or in the case of IRAs, $250), and $25,000 for Institutional Shares. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.
Redemptions and Exchanges
Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.
Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund except for Class B Shares of FICF. With respect to Class A Shares, Class B Shares and Class C Shares, exchanges may be made to the same share class of another Federated fund. With respect to Institutional Shares and Class R6 Shares, shares of each Fund may be exchanged to any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Obligations Fund, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any fund. For any exchange you must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations.
Shares of each Fund also may be redeemed or exchanged on a regular basis using a systematic withdrawal/exchange program. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. The account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.
Share Conversions
A shareholder in each Funds' Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. This share conversion program is not applicable to either Funds' Class B Shares. The share conversion program is not applicable to either Funds' Class A Shares and Class C Shares subject to a contingent deferred sales charge, if applicable. For Class C Shares purchased through a financial intermediary after June 15, 2017. Such shares may only be converted to another share class of the same Fund if (i) the shares are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds' distributor the CDSC otherwise payable upon the sale of such shares, (ii) the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable, and (iii) (A) the conversion is made to facilitate the shareholder's participation in a self-directed brokerage account or a fee-based advisory program offered by the intermediary; or (B) the conversion is part of a multiple-shareholder transaction through a particular financial intermediary as pre-approved by the Fund's Administrator. Conversion of Shares under this share conversion program should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert Shares.
Systematic Withdrawal Program (SWP) on Class B Shares of FILF
You will not be charged a CDSC on SWP redemptions if:
•	you redeem 12% or less of your account value in a single year;
•	you reinvest all dividends and capital gains distributions;
•	your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.); and
•	for all Class B Share accounts established on or after August 2, 2010, the minimum SWP redemption amount is $50 per transaction, per fund, including transactions that qualify for a CDSC waiver as outlined each Fund's Prospectus.
You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly or semi-annually.
Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling 1-800-341-7400.
Distributions
FILF and FICF distribute any net ordinary income annually to its shareholders. Distributions are paid to all shareholders invested in the respective Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to receive the distribution.
In addition, the Funds distribute any net capital gains at least annually, and may make special distributions of ordinary income and capital gains as may be necessary to meet applicable regulatory requirements. Ordinary income and capital gain distributions will be automatically reinvested in additional Shares without a sales charge, unless a cash payment is elected. Distributions may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.
Tax Information
Each Fund sends an IRS Form 1099 and an annual statement of shareholder account activity to assist shareholders in completing federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to shareholders whether paid in cash or reinvested in a Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains are taxable to shareholders as long-term capital gains regardless of how long the Shares have been owned.
Frequent Trading
Frequent or short-term trading into and out of each Fund can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated.
Each Fund's board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares. These policies and procedures are identical for both Funds and are described in each Fund's Prospectus, incorporated herein by reference.
Portfolio Holdings Disclosure Policies
Each Fund's SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.

INFORMATION ABOUT THE REORGANIZATION
DESCRIPTION OF THE AGREEMENT AND THE PLAN OF REORGANIZATION
The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after August 25, 2017. On the Closing Date, all, or substantially all, of the assets (except for deferred or prepaid expenses to the extent that they do not have a continuing value to FILF, and which are not expected to be material in amount; and amounts reserved for payments of FICF's liabilities and any additional cash received by FICF after the Closing Date in excess of accrued liabilities recorded on the FICF's books on or before the Closing Date that is retained by FICF's Adviser) of FICF will be transferred to FILF. In exchange for the transfer of these assets, FILF will simultaneously issue to FICF a number of full and fractional Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of FILF equal in value to the aggregate NAV of the Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of FICF calculated as of 4:00 p.m. on the Closing Date.
The value of FICF's assets to be acquired by FILF shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in FILF's Articles of Incorporation and its current Prospectus and SAI, or such other valuation procedures as FICF and FILF shall mutually agree. There are no material differences between the valuation procedures of FICF and FILF. Consequently, it is not anticipated that the use of FILF's valuation procedures will result in a material revaluation of FICF's assets at the time of the Reorganization. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations. Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the Fund's fair valuation procedures described in the Funds' Prospectuses and SAI.
FICF will discharge all of its liabilities and obligations prior to consummation of the Reorganization. Following the transfer of its assets in exchange for Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of FILF, FICF will distribute Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of FILF pro rata to FICF shareholders of record of Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares in complete liquidation of FICF. Shareholders of FICF owning shares on the Closing Date of the Reorganization will receive that number of Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of FILF which have the same aggregate value as the shareholder had in FICF immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of FICF's shareholders on the share records of FILF's transfer agent. FILF does not issue share certificates to shareholders. Following the consummation of the Reorganization, FICF will then be dissolved.
The transfer of shareholder accounts from FICF to FILF will occur automatically. It is not necessary for FICF shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds' portfolios.
The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Plan by FICF's shareholders; and (ii) the receipt by FICF and FILF of an opinion to the effect that the Reorganization will be tax-free to FICF, its shareholders and FILF. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the boards determine that the Reorganization is not in the best interests of the shareholders of FICF or FILF, respectively.

Board Considerations Relating to the Reorganization
The Board considered the potential benefits and costs of the Reorganization to FICF and FILF and their respective shareholders. In this regard, the Board requested and reviewed detailed information comparing each Fund, as described herein, and as required by Rule 17a-8 of the 1940 Act. In determining to recommend that participation in the Reorganization is in the best interests of FICF and its shareholders, and in approving the Plan, the Board considered all pertinent factors it deemed relevant, including the following:
•	While Reorganizing Fund shareholders will become shareholders of FILF which, as a Maryland corporation domiciled in the Commonwealth of Pennsylvania, is subject to the Pennsylvania franchise tax, the Reorganization is intended to be structured as a tax-free Reorganization under Section 368(a)(1)(C) of the IRC and is a preferable tax result for shareholders as compared to a liquidation of FICF (which would be a fully taxable redemption).
•	Although the investment policies of FICF and FILF are different in certain respects, the broad focus of FILF's investment strategy allows the various investment strategies currently pursued by FICF to be permissible investments for FILF.
•	Generally, FILF has outperformed FICF, and there is no anticipated decline in services to Reorganizing Fund shareholders as a result of the Reorganization. The range and quality of the services that Reorganizing Fund shareholders will receive as shareholders of FILF will be comparable to the range and quality of services that they currently receive.
•	The Reorganization requires shareholder approval because FILF and FICF have materially different fundamental policies with respect to concentrating investments and investing in commodities.
•	The Board considered alternatives to the Reorganization, such as liquidation of FICF, and the reasons for favoring the Reorganization instead of the alternatives.
•	The Board considered the terms and conditions of the Plan, as presented to the Board.
With respect to Reorganization-related expenses, the Board considered:
•	FICF will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses) associated with the Reorganization estimated at $68,000 to the extent that such payment by FICF would not exceed its voluntary expense cap;
•	The Adviser will pay the other direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees);
•	The effect on the net asset value of FICF as a result of the payment of the direct proxy expenses would be approximately $0.0245 per share (before taking into account the impact of waivers). Given FICF's large waiver positions and the fact that FICF is being operated at its applicable voluntary expense caps, the Adviser will indirectly pay some or all of the expenses that it would otherwise ask FICF to pay;
•	There will be no dilution to shareholders in the transaction, because each FICF shareholder will become the owner of shares of FILF having a total net asset value equal to the total net asset value of his or her holdings in FICF on the date of the Reorganization; and
•	The brokerage expenses for FICF related to the disposition of portfolio securities prior to the Reorganization to better align FICF's portfolio with FILF's portfolio.
Based upon all the foregoing considerations and other information in this Prospectus/Proxy Statement, the Board concluded that the Reorganization will not result in dilution of FICF shareholders and is in the best interests of FICF and its shareholders. The Board, including the Trustees who are not “interested persons” (within the meaning of Section 2(a)(9) of the 1940 Act), have reviewed and unanimously approved the Plan. The Board recommends that FICF shareholders approve the Plan.
Cost of the Reorganization
FICF and FILF will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Plan and as summarized below. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; printing; accounting fees; legal fees incurred by each Fund; (c) proxy solicitation costs; and other related administrative or operational costs. To the extent that such payments would not exceed FICF's voluntary expense cap, FICF will pay for the direct proxy expenses (e.g. printing, mailing, solicitation and tabulation expenses) estimated to be approximately $68,000. FILF will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis. In connection with the Reorganization, indirect costs could include, for example, brokerage costs to-be-incurred in selling securities that are incompatible with FILF's portfolio. The Adviser will pay legal expenses associated with the preparation and filing of the proxy materials, accounting and other remaining expenses related to the Reorganization. Given the large waiver positions of FICF, and the fact that FICF is being operated at its applicable voluntary expense caps, it is anticipated that the Adviser or its affiliates will indirectly pay some or all of the expenses that it would otherwise ask FICF to bear (except for brokerage and other transaction related expenses associated with the purchase of portfolio securities by FICF prior to the Reorganization).
The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.
DESCRIPTION OF FILF'S SHARE CLASSES AND CAPITALIZATION
The Shares of FILF to be issued to the shareholders of FICF's Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of FILF provided herewith for additional information about Shares of FILF.
The following table sets forth the unaudited capitalization of FICF into FILF as of April 30, 2017.
Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Federated InterContinental Fund–Class A Shares	$44,026,558	889,580	$49.49
Share Adjustments		443,346
Federated International Leaders Fund–Class A Shares	$388,656,721	11,767,202	$33.03
Federated International Leaders Fund, Pro Forma Combined–Class A Shares	$432,683,279	13,100,128	$33.03

Federated InterContinental Fund–Class B Shares	$2,057,216	41,608	$49.44
Share Adjustments		25,055
Federated International Leaders Fund–Class B Shares	$20,758,164	672,641	$30.86
Federated International Leaders Fund, Pro Forma Combined–Class B Shares	$22,815,380	739,304	$30.86

Federated InterContinental Fund–Class C Shares	$19,123,580	389,482	$49.10
Share Adjustments		232,221
Federated International Leaders Fund–Class C Shares	$96,266,360	3,129,449	$30.76
Federated International Leaders Fund, Pro Forma Combined–Class C Shares	$115,389,940	3,751,152	$30.76

Federated InterContinental Fund–Institutional Shares	$62,699,814	1,274,892	$49.18
Share Adjustments		621,081
Federated International Leaders Fund–Institutional Shares	$910,297,824	27,522,849	$33.07
Federated International Leaders Fund, Pro Forma Combined–Institutional Shares	$972,997,638	29,418,822	$33.07

Federated InterContinental Fund–Class R6 Shares	$6,638,320	134,601	$49.32
Share Adjustments		66,317
Federated International Leaders Fund–Class R6 Shares	$155,459,039	4,705,733	$33.04
Federated International Leaders Fund, Pro Forma Combined–Class R6 Shares	$162,097,359	4,906,651	$33.04
1	Does not reflect additional $56,733,554 in assets of Federated International Leaders Fund represented by another share class.
.
FEDERAL INCOME TAX CONSEQUENCES
As a condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
•	the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and FICF and FILF each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;
•	no gain or loss will be recognized by FILF upon its receipt of FICF's assets in exchange for Shares of FILF;
•	no gain or loss will be recognized by FICF upon transfer of its assets to FILF solely in exchange for the Shares of FILF or upon the distribution of FILF Shares to FICF's shareholders in exchange for their FICF Shares;

•	no gain or loss will be recognized by shareholders of FICF upon exchange of their FICF Shares for FILF Shares;
•	the tax basis of the assets of FICF in the hands of FILF will be the same as the tax basis of such assets to FICF immediately prior to the Reorganization;
•	the aggregate tax basis of FILF Shares received by each shareholder of FICF pursuant to the Reorganization will be the same as the aggregate tax basis of the Shares of FICF held by such shareholder immediately prior to the Reorganization;
•	the holding period of FILF's Shares received by each shareholder of FICF will include the period during which FICF's Shares exchanged therefore were held by such shareholder, provided the Shares of FICF were held as capital assets on the date of the Reorganization; and
•	the holding period of the assets of FICF in the hands of FILF will include the period during which those assets were held by FICF.
The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on FICF, FILF or any shareholder of FICF with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.
Opinions of counsel are not binding upon the Internal Revenue Service (the “IRS”) or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of FICF would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her FICF shares and the fair market value of FILF shares received in exchange therefore.
Prior to the Reorganization, FICF may dispose of portfolio securities in the ordinary course of business and in anticipation of the Reorganization (which may result in the realization of capital gains). Before the Reorganization, FICF will distribute any ordinary income and net capital gains to shareholders. Any such distributions will be taxable to shareholders.
The following chart compares the capital loss carryforwards and gain/loss positions of FICF and FILF capital loss carryforwards.
	FICF (Reorganizing Fund		FILF (Surviving Fund
	Date	Amount	Date	Amount
Capital Loss Carryforward	11/30/2016	$ (262,488,519)[1]	11/30/2016	$ (253,453,670)
Year-to-Date Realized Gain (Loss)	4/30/2017	$ 5,389,533	4/30/2017	$ 4,250,209
Net Unrealized Gain (Loss)	4/30/2017	$18,754,315	4/30/2017	$294,491,115
1	$250,482,645 will expire as of the Closing Date.
Capital loss carryforwards realized by a “regulated investment company” (as defined by the IRC) in taxable years which commenced before December 22, 2010 are subject to expiration as mandated by the IRC. In addition, the IRC may limit the amounts of capital loss carryforwards and unrealized losses that can be utilized by funds involved in a reorganization. Based on the above information, while any limitations cannot be determined until the date on which the Reorganization is consummated, assuming the Reorganization occurred on April 30, 2017, the Adviser projects no permanent limitations in the availability of FICF's capital loss carryforward. There may be additional limitations on the use of FICF's capital loss carryforward by FILF going forward.
See the discussion entitled “Summary—Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization. Shareholders of FICF should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

Pennsylvania State Franchise Tax
While not a federal tax matter, shareholders of FICF that will receive shares of FILF if the Reorganization is approved and consummated should be aware that FILF is an open-end investment company incorporated in the State of Maryland and domiciled in the Commonwealth of Pennsylvania. As such, FILF is subject to Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of FILF, as represented by its average net assets for the tax year. For the fiscal year ending November 30, 2016, FILF paid $154,575 in franchise taxes, which taxes are included as “other expenses” of FILF's fee table. FICF, as a Massachusetts business trust, is not subject to Pennsylvania Franchise Tax. See “Summary–Comparative Fee Tables.”
Shareholders of FILF should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion generally only relates to the federal income tax consequences to shareholders of the Reorganizations, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganizations.
Distributions Associated with the Reorganization
It is likely that FICF shareholders may be exposed to a capital gain distribution as a result of FICF's selling portfolio securities prior to the Reorganization. Before the Reorganization, FICF will distribute any ordinary income and net capital gains to shareholders. Any such distributions will be taxable to shareholders. See the discussion entitled “Summary–Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization. Shareholders of FICF should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the forgoing discussion primarily relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS
Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. FILF was established under the laws of the state of Maryland, and FICF was established under the laws of the Commonwealth of Massachusetts. Both Funds are governed by their respective Articles of Incorporation or Declaration of Trust, Bylaws and Boards, in addition to applicable state and federal law. The rights of shareholders of FILF and FICF are set forth in their respective Article of Incorporation or Declaration of Trust and Bylaws. Set forth below is a brief summary of the significant rights of shareholders of FILF and shareholders of FICF.
CATEGORY	SHAREHOLDER RIGHTS FILF	SHAREHOLDER RIGHTS FICF
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights (other than intra-fund share conversion rights as provided in the prospectuses of FILF and FICF)	None	Same
Exchange Rights (other than the right to exchange for shares of other Federated mutual funds as provided in the prospectuses of FILF and FICF)	None	Same
Minimum Account Size	$1,500 for A, B, and C classes (in the case of IRAs, $250) and $25,000 for the IS class; there is no minimum account size for R6 classes.	Same
Annual Meeting	Not required	Not required
Right to Call Shareholder Meetings	Special Meetings of Shareholders of the Company or of a particular Series or Class may be called by the Chairman, the President or by the Board of Directors; and shall be called by the Secretary whenever ordered by the Chairman, the Board of Directors, or as requested in writing by Shareholders entitled to cast at least 10% of the voter shares entitled to be cast at the meeting.	Special Meetings of Shareholders of the Trust or of a particular Series or Class shall be called by the Secretary whenever ordered by the Trustees, the Chairman or requested in writing by the holder or holders of at least one-tenth of the outstanding shares of the Trust or of the relevant Series or Class, entitled to vote.

CATEGORY	SHAREHOLDER RIGHTS FILF	SHAREHOLDER RIGHTS FICF
Notice of Meeting	The Secretary shall give not less than ten nor more than 90 days' written notice of the meeting.	Notices of any Special Meeting of Shareholders of the Trust or a particular Series or Class, shall be given by the Secretary by delivering or mailing, postage prepaid, to each shareholder entitled to vote at said meeting, a written or printed notification of such meeting, at least seven business days before the meeting, to such address as may be registered with the Trust by the shareholder.
Record Date for Meetings	The Board of Trustees may fix a date not more than 90 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.	The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.
Quorum for Meetings	The presence in person or by proxy of holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the separate approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class entitled to vote separately on the matter shall constitute a quorum.	Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of one-fourth of the total number of Shares of the Trust outstanding and entitled to vote at such meeting without regard to Class except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-fourth, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum.
Vote Required for Election of Trustees	Same	A plurality of shares cast at a meeting of shareholders of the Trust.
Adjournment of Meetings	In the absence of a quorum at any meeting, a majority of those Shareholders present in person or by proxy may adjourn the meeting from time to time to a date not later than 120 days after the original record date without further notice than by announcement to be given at the meeting until a quorum, as above defined, shall be present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally called had the same been held at the time so called.	In the absence of a quorum, Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of Shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum, as defined above, entitled to vote on such matter shall be present
Removal of Trustees by Shareholders	At any meeting of Shareholders duly called for such purpose, any Director may by the vote of a majority of all of the Shares entitled to vote be removed from office.	A Trustee may be removed at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares.

CATEGORY	SHAREHOLDER RIGHTS FILF	SHAREHOLDER RIGHTS FICF
Personal Liability of Officers and Trustees	The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any Shareholder thereof to which such person would otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his office (“disabling conduct”).	The Trust agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).
Personal Liability of Shareholders	Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by its Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
Right of Inspection	The Board of Directors shall, subject to the laws of Maryland, have the power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations any accounts and books of the Corporation, or any of them, shall be open to the inspection of the Shareholders.	Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.

CATEGORY	SHAREHOLDER RIGHTS FILF	SHAREHOLDER RIGHTS FICF
Number of Authorized Shares; Par Value	Three billion shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share with an aggregate par value of $3,000,000.	Unlimited; No Par Value
INFORMATION ABOUT FICF AND FILF
WHERE TO FIND ADDITIONAL INFORMATION
Information about FICF is included in its Prospectus and SAI dated January 31, 2017, each of which is incorporated herein by reference. Information about FILF is included in its Prospectus and its SAI dated January 31, 2017, each of which is incorporated herein by reference. A copy of the Prospectus for FILF accompanies this Prospectus/Proxy Statement. Copies of the SAI of FILF, the Prospectus and SAI of FICF and the SAI dated January 31, 2017, relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Prospectuses and SAIs of FICF and FILF are also available electronically at Federated's website at www.FederatedInvestors.com.
FICF and FILF are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Funds can be obtained by calling or writing to the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website http://www.sec.gov.
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
Proxies are being solicited by the Board of FICF. The proxies will be voted at the special meeting of shareholders of FICF to be held at 10:00 a.m. (Eastern time) on August 11, 2017, at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders and the form of proxy are available online at the website listed on your proxy card(s).
The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by FICF or its affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the Adviser or its affiliates, or, if necessary, the communications firm Broadridge Financial Solutions, Inc., retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about June 27, 2017, to shareholders of record at the close of business on June 12, 2017 (the “Record Date”).
FICF's Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2016, was previously mailed to shareholders of FICF. FILF's Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2016, was previously mailed to shareholders of FILF. FICF and FILF will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds' principal executive officers or by calling the Fund. The principal executive office of each Fund is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for each Fund is www.FederatedInvestors.com. The toll-free telephone number for both Funds is 1-800-341-7400. You may obtain directions on how to attend the special meeting of shareholders by calling 1-800-341-7400.
PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of FICF is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of FILF are not being solicited since their approval is not required in order to effect the Reorganization.
Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder's name on a proxy or authorizing another to act as the shareholder's agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.
In order to hold the Special Meeting, a “quorum” of shareholders of FICF must be present. Holders of one-fourth of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Plan and for the purpose of transacting any other business which may come before the meeting. Approval of the Plan requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of: (a) more than 50% of the outstanding voting securities of FICF; or (b) 67% or more of the voting securities of FICF present at the Special Meeting if the shareholders of more than 50% of the outstanding voting securities are present or represented by proxy;
Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” note for the purposes of obtaining the requisite approval of the proposal.
If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the special meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may vote upon the second proposal to permit one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. If a quorum is achieved and a majority of shareholders vote against the proposal, the Reorganization will not occur, at this time, and the Board will consider alternatives such as liquidating FICF. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS
(To Be Filed by Amendment)
As of June 12, 2017, FICF had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated InterContinental Fund	Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Class R6 Shares
Each share is entitled to one vote and fractional shares have proportionate voting rights.
To the knowledge of FICF management, as of June 12, 2017, the following entities held beneficially or of record more than 5% of FICF's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated InterContinental Fund–Class A Shares
Federated InterContinental Fund–Class B Shares
Federated InterContinental Fund–Class C Shares
Federated InterContinental Fund–Institutional Shares
Federated InterContinental Fund–Class R6 Shares
Officers and Trustees of FICF own less than 1% of each class of FICF's outstanding shares.
[Insert statement about control owners, if applicable.]
As of June 12, 2017, FILF had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated International Leaders Fund	Class A Shares	To come
	Class B Shares	To come
	Class C Shares	To come
	Institutional Shares	To come
	Class R6 Shares	To come
To the knowledge of FILF's management, as of June 12, 2017, the following entities held beneficially or of record more than 5% of FILF's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated International Leaders Fund–Class A Shares
Federated International Leaders Fund–Class B Shares
Federated International Leaders Fund–Class C Shares
Federated International Leaders Fund–Institutional Shares
Federated International Leaders Fund–Class R6 Shares
Officers and Trustees own less than 1% of each class of FILF's outstanding shares.
[Insert statement about control owners, if applicable.]
Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.

INTERESTS OF CERTAIN PERSONS
The Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. J. Christopher Donahue currently serves as an Interested Trustee of Federated Equity Funds of which FICF is a portfolio, and as an Interested Director of Federated World Investment Series, Inc. of which FILF is a portfolio. John F. Donahue serves as an Emeritus Trustee of Federated Equity Funds and as an Emeritus Director of Federated World Investment Series, Inc.
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
All shareholder communication should be directed to the Federated Equity Funds' Secretary at 4000 Ericsson Drive, Warrendale, PA 15086-7561. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.
No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of FICF.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
June 22, 2017

ANNEX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 19th day of May, 2017 by and between Federated World Investment Series, Inc., a Maryland corporation, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its series, Federated International Leaders Fund (the “Surviving Fund”), and Federated Equity Funds, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Reorganizing Fund Registrant”), on behalf of Federated InterContinental Fund (“Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”).
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers Class A Shares, Class B, Class C, Institutional Shares, and Class R6 Shares) (the “Reorganizing Fund Shares”) in exchange solely for shares (Class A Shares, Class B, Class C, Institutional Shares, and Class R6 Shares, respectively), no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares (Class A Shares, Class B, Class C, Institutional Shares, and Class R6 Shares) to the holders of the outstanding shares of the Reorganizing Fund (Class A Shares, Class B, Class C, Institutional Shares, and Class R6 Shares, respectively), and (iii) the liquidation, dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Surviving Fund also offers Class R Shares, which are not involved in the Reorganization.
WHEREAS, the Surviving Fund and the Reorganizing Fund are separate series of the Surviving Fund Registrant and the Reorganizing Fund Registrant, respectively, the Surviving Fund Registrant and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;
WHEREAS, the Reorganizing Fund and Surviving Fund are authorized to issue their shares of beneficial interests and stock, respectively;
WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund and that the interests of the existing shareholders of the Reorganizing Fund will not be diluted as a result of the Reorganization;
WHEREAS, the Directors of the Surviving Fund Registrant have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund and that the interests of the existing shareholders of the Surviving Fund will not be diluted as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING
FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a) the outstanding shares of each class of the Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of such class of the Reorganizing Fund Shares computed in the manner as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.
1.2 ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence), owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.

The Reorganizing Fund has provided the Surviving Fund with its most recent audited financial statements and/or most recent unaudited semi-annual financial statements, which contain a list of all of the Reorganizing Fund's assets as of the date of such statements. The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
The Reorganization is to occur on the Closing Date, which is expected to be on or after August 25, 2017. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities and any additional cash received by the Reorganizing Fund after the Closing Date in excess of accrued Fund liabilities recorded on the Reorganizing Fund's books on or before the Closing Date that is retained by the Reorganizing Fund's adviser) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional Class A Shares, Class B Shares, Class C Shares, Institutional Shares, and Class R6 Shares (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the Class A Shares, Class B Shares, Class C Shares, Institutional Shares, and Class R6 Shares of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.
1.3 LIABILITIES TO BE DISCHARGED. The Reorganizing Fund will discharge all of its liabilities and obligations prior to or as of the Closing Date. Accordingly, the Reorganizing Fund may set aside cash to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Reorganizing Fund. Following the Closing Date, if additional cash in excess of accrued expenses recorded on the Reorganizing Fund's books on or before the Closing Date are received by or returned to the Reorganizing Fund, the Reorganizing Fund's Adviser and its affiliates may retain such excess funds; any amounts received or returned that are not retained by the Reorganizing Fund's Adviser would be remitted to the Surviving Fund.
1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.
1.5 OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund's transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Reorganizing Fund Shareholders.
1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.
1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.
1.8 TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.
1.9 BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date.

1.10 OTHER REORGANIZATION-SPECIFIC ITEMS.
In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholder's initial receipt of Surviving Fund Shares as part of the Reorganization.
Any privileges granted to any Reorganizing Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Reorganizing Fund Shareholder opened on the books and records of the Surviving Fund as part of the Reorganization, and not to any existing account with the Surviving Fund or any other fund within the Federated Family of Funds or, unless otherwise specifically indicated herein, any other account opened by or on behalf of any Reorganizing Fund Shareholder with the Surviving Fund or any other fund within the Federated Family of Funds.
ARTICLE II
VALUATION
2.1 VALUATION OF ASSETS. The value of the Reorganizing Fund's assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Surviving Fund Registrant's Articles of Incorporation and the Surviving Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Directors/Trustees (“Board”) of the Surviving Fund Registrant and Reorganizing Fund Registrant).
2.2 VALUATION OF SHARES. The NAV per share of each class of Surviving Fund Shares shall be the NAV per share of such class of Surviving Fund Shares computed as of the closing on the Closing Date, using the valuation procedures set forth in the Surviving Fund Registrant's Articles of Incorporation and the Surviving Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).
2.3 SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund's assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.
2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Surviving Fund and the Reorganizing Fund.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The closing shall occur on or about August 25, 2017, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.
3.2 CUSTODIAN'S CERTIFICATE. The Bank of New York Mellon, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver at the closing a certificate of an authorized officer stating that: (a) the Reorganizing Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.
3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.
3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving

Fund shall issue and deliver, or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund's account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:
a)	The Reorganizing Fund is a legally designated, separate series of a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.
b)	The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant's registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Reorganizing Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Reorganizing Fund Registrant's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
e)	The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Reorganizing Fund will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund).
f)	Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Reorganizing Fund's financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g)	The audited financial statements of the Reorganizing Fund as of November 30, 2016, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
h)	The unaudited financial statements of the Reorganizing Fund as of May 31, 2017, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.

i)	Since the date of the financial statements referred to in sub-paragraph (h) above, there have been no material adverse changes in the Reorganizing Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this sub-paragraph (i), a decline in the net asset value of the Reorganizing Fund shall not constitute a material adverse change.
j)	As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund's knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or series of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
k)	The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund, the Reorganizing Fund's Board and committees of the Reorganizing Fund's Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
l)	The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
m)	All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filings) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund's knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.
n)	All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the Registration Statement) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund's transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
o)	At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund's assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Surviving Fund.
p)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund. Subject to approval by the Reorganizing Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
q)	The information to be furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

r)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
s)	The Reorganizing Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.
t)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.
u)	The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant's ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund's ability to consummate the transactions contemplated by this Agreement.
4.2 REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:
a)	The Surviving Fund is a legally designated, separate series of a corporation duly organized, validly existing, and in good standing under the laws of the state of Maryland.
b)	The Surviving Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Surviving Fund Registrant's registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Surviving Fund Registrant's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.
e)	Except as otherwise disclosed in writing to the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving

Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
f)	The audited financial statements of the Surviving Fund as of November 30, 2016, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
g)	The unaudited financial statements of the Surviving Fund as of May 31, 2017, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
h)	Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Surviving Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Reorganizing Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Surviving Fund shall not constitute a material adverse change.
i)	All federal and other tax returns and reports of the Surviving Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
j)	All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund (except as described in the Registration Statement). The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
k)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. This Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
l)	Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.
m)	The information to be furnished by the Surviving Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
n)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
o)	The Surviving Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

p)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
q)	The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V
COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND
5.1 OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.
5.2 APPROVAL OF SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3 INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.4 ADDITIONAL INFORMATION. The Reorganizing Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares.
5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund Registrant's Treasurer.
5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND
The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund's name by the Surviving Fund Registrant's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND
The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
Any comments from the Commission's staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the satisfaction of the Surviving Fund and its investment adviser, Federated Investment Management Company, and such Registration Statement shall have been declared effective and delivered to the Reorganizing Fund shareholders as of the record date set forth therein.
All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund's name by the Reorganizing Fund Registrant's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.
The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund's assets and liabilities, together with a list of the Reorganizing Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1 This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Registrant's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.
8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.
8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:
a)	The transfer of all or substantially all of the Reorganizing Fund's assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution, liquidation and termination of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
c)	No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund's assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
d)	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.
e)	The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
f)	The tax basis of the Reorganizing Fund's assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.
Such opinion shall be based on customary assumptions and such representations as K&L Gates LLP may reasonably request, and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.5.
ARTICLE IX
EXPENSES
The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Reorganizing Fund will pay the following direct proxy expenses relating to its participation in the Reorganization: (a) cost of processing, printing and mailing the Proxy Materials and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting of shareholders. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities.

Federated Global Investment Management Corp. or its affiliates will pay all remaining direct and indirect expenses associated with the Reorganizing Fund's and Surviving Fund's participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The Surviving Fund Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the parties, and supersedes any prior representation, warranty, covenant, statement and/or understanding between the parties with respect to the Reorganization.
10.2 Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
This Agreement may be terminated by the Surviving Fund Registrant or Reorganizing Fund Registrant on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, or their respective Directors/Trustees or their respective officers.
ARTICLE XII
AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Directors/Trustees, shareholders, nominees, officers, agents, or employees of the Surviving Fund Registrant or Reorganizing Fund Registrant personally, but shall bind only the property of the Funds, as provided in the Articles of Incorporation/Declaration of Trust of the Surviving Fund Registrant and Reorganizing Fund Registrant, as applicable. The execution and delivery of this

Agreement have been authorized by the Directors/Trustees of the Surviving Fund Registrant and Reorganizing Fund Registrant, as applicable, on behalf of the Funds and signed by authorized officers of the Surviving Fund Registrant and Reorganizing Fund Registrant, acting as such. Neither the authorization by such Directors/Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Articles of Incorporation/Declaration of Trust of the Surviving Fund Registrant and Reorganizing Fund Registrant, as applicable.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
FEDERATED WORLD INVESTMENT SERIES, INC.
on behalf of its portfolio,
Federated International Leaders Fund
By:
Name:
Title:
FEDERATED EQUITY FUNDS
on behalf of its portfolio,
Federated InterContinental Fund
By:
Name:
Title:

ANNEX B - FINANCIAL HIGHLIGHTS OF THE REORGANIZING FUNDS
Financial Highlights–Federated InterContinental Fund–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$48.84	$50.08	$55.05	$48.01	$42.91
Income From Investment Operations:
Net investment income[1]	0.66	0.60	0.55	0.56	0.68
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(4.86)	(1.64)	(4.87)	7.02	4.89
TOTAL FROM INVESTMENT OPERATIONS	(4.20)	(1.04)	(4.32)	7.58	5.57
Less Distributions:
Distributions from net investment income	(0.92)	(0.20)	(0.65)	(0.54)	(0.47)
Net Asset Value, End of Period	$43.72	$48.84	$50.08	$55.05	$48.01
Total Return[2]	(8.77)%	(2.08)%	(7.93)%	15.91%	13.20%
Ratios to Average Net Assets:
Net expenses	1.28%	1.30%[3]	1.29%	1.40%	1.48%
Net investment income	1.47%	1.19%	1.03%	1.11%	1.52%
Expense waiver/reimbursement[4]	0.42%	0.30%	0.21%	0.11%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$54,241	$79,404	$112,358	$296,381	$262,870
Portfolio turnover	56%	49%	64%	58%	54%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.30% for the year ended November 30, 2015, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

Financial Highlights–Federated InterContinental Fund–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$48.42	$49.85	$54.75	$47.72	$42.59
Income From Investment Operations:
Net investment income[1]	0.32	0.23	0.19	0.18	0.31
Net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency transactions	(4.87)	(1.66)	(4.91)	6.95	4.93
TOTAL FROM INVESTMENT OPERATIONS	(4.55)	(1.43)	(4.72)	7.13	5.24
Less Distributions:
Distributions from net investment income	(0.52)	—	(0.18)	(0.10)	(0.11)
Net Asset Value, End of Period	$43.35	$48.42	$49.85	$54.75	$47.72
Total Return[2]	(9.50)%	(2.87)%	(8.65)%	14.97%	12.34%
Ratios to Average Net Assets:
Net expenses	2.07%	2.09%[3]	2.09%	2.20%	2.27%
Net investment income	0.72%	0.46%	0.35%	0.35%	0.69%
Expense waiver/reimbursement[4]	0.45%	0.37%	0.29%	0.23%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,536	$5,003	$6,927	$9,482	$10,583
Portfolio turnover	56%	49%	64%	58%	54%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.09% for the year ended November 30, 2015, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

Financial Highlights–Federated InterContinental Fund–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$48.23	$49.65	$54.58	$47.61	$42.49
Income From Investment Operations:
Net investment income[1]	0.32	0.22	0.19	0.17	0.30
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(4.84)	(1.64)	(4.89)	6.95	4.93
TOTAL FROM INVESTMENT OPERATIONS	(4.52)	(1.42)	(4.70)	7.12	5.23
Less Distributions:
Distributions from net investment income	(0.57)	—	(0.23)	(0.15)	(0.11)
Net Asset Value, End of Period	$43.14	$48.23	$49.65	$54.58	$47.61
Total Return[2]	(9.48)%	(2.86)%	(8.65)%	14.98%	12.34%
Ratios to Average Net Assets:
Net expenses	2.07%	2.07%[3]	2.07%	2.19%	2.27%
Net investment income	0.73%	0.43%	0.36%	0.33%	0.67%
Expense waiver/reimbursement[4]	0.35%	0.27%	0.20%	0.11%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$19,569	$26,696	$32,783	$44,764	$43,430
Portfolio turnover	56%	49%	64%	58%	54%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.07% for the year ended November 30, 2015, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

Financial Highlights–Federated InterContinental Fund–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$48.72	$50.05	$55.01	$47.98	$43.00
Income From Investment Operations:
Net investment income[1]	0.83	0.80	0.79	0.73	0.78
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(4.87)	(1.67)	(4.94)	6.99	4.92
TOTAL FROM INVESTMENT OPERATIONS	(4.04)	(0.87)	(4.15)	7.72	5.70
Less Distributions:
Distributions from net investment income	(1.09)	(0.46)	(0.81)	(0.69)	(0.72)
Net Asset Value, End of Period	$43.59	$48.72	$50.05	$55.01	$47.98
Total Return[2]	(8.48)%	(1.75)%	(7.64)%	16.27%	13.56%
Ratios to Average Net Assets:
Net expenses	0.96%	0.99%[3]	0.99%	1.09%	1.17%
Net investment income	1.86%	1.59%	1.50%	1.49%	1.73%
Expense waiver/reimbursement[4]	0.35%	0.27%	0.20%	0.13%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$58,612	$77,569	$152,673	$275,579	$193,171
Portfolio turnover	56%	49%	64%	58%	54%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.99% for the year ended November 30, 2015, after taking into account these expense reductions.
4	The expense decrease is reflected in both the net expense and net investment income ratios shown above.

Financial Highlights–Federated InterContinental Fund–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,			Period Ended 11/30/2013[1]
	2016	2015	2014
Net Asset Value, Beginning of Period	$48.85	$50.21	$55.05	$51.01
Income From Investment Operations:
Net investment income (loss)[2]	0.79	0.79	1.07	(0.06)
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(4.83)	(1.67)	(5.26)	4.10
TOTAL FROM INVESTMENT OPERATIONS	(4.04)	(0.88)	(4.19)	4.04
Less Distributions:
Distributions from net investment income	(1.10)	(0.48)	(0.65)	—
Net Asset Value, End of Period	$43.71	$48.85	$50.21	$55.05
Total Return[3]	(8.45)%	(1.76)%	(7.69)%	7.92%
Ratios to Average Net Assets:
Net expenses	0.93%	0.95%[4]	0.95%	0.94%[5]
Net investment income (loss)	1.76%	1.58%	2.04%	(0.36)%[5]
Expense waiver/reimbursement[6]	0.35%	0.27%	0.21%	—%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$6,317	$5,707	$6,287	$0[7]
Portfolio turnover	56%	49%	64%	58%[8]
1	Reflects operations for the period from August 5, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.95% for the year ended November 30, 2015, after taking into account these expense reductions.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
7	Represents less than $1,000.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended November 30, 2013.

Financial Highlights–Federated International Leaders Fund–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$32.30	$33.41	$33.49	$25.65	$21.41
Income From Investment Operations:
Net investment income[1]	0.52	0.37	0.38	0.32	0.31
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(3.45)	(1.22)	(0.12)	7.73	4.02
TOTAL FROM INVESTMENT OPERATIONS	(2.93)	(0.85)	0.26	8.05	4.33
Less Distributions:
Distributions from net investment income	(0.44)	(0.26)	(0.34)	(0.21)	(0.09)
Net Asset Value, End of Period	$28.93	$32.30	$33.41	$33.49	$25.65
Total Return[2]	(9.17)%	(2.54) %	0.77%	31.60%	20.34%
Ratios to Average Net Assets:
Net expenses	1.21%[3]	1.21%	1.22%	1.36%	1.49%
Net investment income (loss)	1.61%	1.10%	1.14%	1.12%	1.33%
Expense waiver/reimbursement[4]	0.20%	0.19%	0.21%	0.14%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$482,621	$785,538	$638,630	$465,895	$235,540
Portfolio turnover	34%[5]	2%	4%	5%	16%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.21% for the year ended November 30, 2016, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.

Financial Highlights–Federated International Leaders Fund–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.11	$31.18	$31.30	$24.01	$20.11
Income From Investment Operations:
Net investment income[1]	0.25	0.12	0.11	0.11	0.13
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(3.20)	(1.15)	(0.09)	7.22	3.77
TOTAL FROM INVESTMENT OPERATIONS	(2.95)	(1.03)	0.02	7.33	3.90
Less Distributions:
Distributions from net investment income	(0.22)	(0.04)	(0.14)	(0.04)	—
Net Asset Value, End of Period	$26.94	$30.11	$31.18	$31.30	$24.01
Total Return[2]	(9.85)%	(3.30)%	0.05%	30.58%	19.39%
Ratios to Average Net Assets:
Net expenses	1.96%[3]	1.96%	1.97%	2.12%	2.24%
Net investment income (loss)	0.88%	0.39%	0.36%	0.39%	0.58%
Expense waiver/reimbursement[4]	0.26%	0.23%	0.24%	0.16%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$19,745	$27,748	$25,457	$23,141	$15,557
Portfolio turnover	34%[5]	2%	4%	5%	16%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.96% for the year ended November 30, 2016, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.

Financial Highlights–Federated International Leaders Fund–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.02	$31.12	$31.28	$23.97	$20.07
Income From Investment Operations:
Net investment income[1]	0.26	0.07	0.11	0.09	0.14
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(3.20)	(1.09)	(0.09)	7.23	3.76
TOTAL FROM INVESTMENT OPERATIONS	(2.94)	(1.02)	0.02	7.32	3.90
Less Distributions:
Distributions from net investment income	(0.26)	(0.08)	(0.18)	(0.01)	—
Net Asset Value, End of Period	$26.82	$30.02	$31.12	$31.28	$23.97
Total Return[2]	(9.85)%	(3.29)%	0.06%	30.57%	19.43%
Ratios to Average Net Assets:
Net expenses	1.96%[3]	1.96%	1.97%	2.12%	2.24%
Net investment income (loss)	0.90%	0.22%	0.34%	0.35%	0.62%
Expense waiver/reimbursement[4]	0.24%	0.24%	0.26%	0.17%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$100,153	$147,373	$100,558	$55,168	$32,937
Portfolio turnover	34%[5]	2%	4%	5%	16%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.96% for the year ended November 30, 2016, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.

Financial Highlights–Federated International Leaders Fund–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$32.41	$33.52	$33.57	$25.71	$21.47
Income From Investment Operations:
Net investment income[1]	0.66	0.41	0.43	0.40	0.35
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(3.53)	(1.17)	(0.08)	7.73	4.04
TOTAL FROM INVESTMENT OPERATIONS	(2.87)	(0.76)	0.35	8.13	4.39
Less Distributions:
Distributions from net investment income	(0.51)	(0.35)	(0.40)	(0.27)	(0.15)
Net Asset Value, End of Period	$29.03	$32.41	$33.52	$33.57	$25.71
Total Return[2]	(8.95)%	(2.28)%	1.04%	31.89%	20.65%
Ratios to Average Net Assets:
Net expenses	0.96%[3]	0.96%	0.96%	1.12%	1.24%
Net investment income (loss)	1.98%	1.22%	1.30%	1.39%	1.52%
Expense waiver/reimbursement[4]	0.19%	0.17%	0.18%	0.12%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$798,168	$1,379,228	$886,511	$370,569	$201,149
Portfolio turnover	34%[5]	2%	4%	5%	16%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.96% for the year ended November 30, 2016, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.

Financial Highlights–Federated International Leaders Fund–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,			Period Ended 11/30/2013[1]
	2016	2015	2014
Net Asset Value, Beginning of Period	$32.37	$33.48	$33.51	$30.30
Income from Investment Operations:
Net investment income[2]	0.52	0.50	0.53	0.03
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(3.37)	(1.25)	(0.16)	3.18
TOTAL FROM INVESTMENT OPERATIONS	(2.85)	(0.75)	0.37	3.21
Less Distributions:
Distributions from net investment income	(0.52)	(0.36)	(0.40)	—
Net Asset Value, End of Period	$29.00	$32.37	$33.48	$33.51
Total Return[3]	(8.90)%	(2.25)%	1.11%	10.59%
Ratios to Average Net Assets:
Net expenses	0.90%[4]	0.90%	0.91%	0.94%[5]
Net investment income	1.94%	1.49%	1.58%	0.28%[5]
Expense waiver/reimbursement[6]	0.14%	0.15%	0.17%	0.21%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$147,243	$105,259	$55,808	$4,173
Portfolio turnover	34%[7]	2%	4%	5%[8]
1	Reflects operations for the period August 5, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.90% for the year ended November 30, 2016, after taking into account this expense reduction.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
7	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended November 30, 2013.

ANNEX C – SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES
Merrill Lynch
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following front-end sales charge waivers and shareholders redeeming Fund shares through a Merrill Lynch platform or account (regardless of purchase date) will be eligible only for the following contingent deferred, or back-end, sales charge (CDSC) waivers and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus.
Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
•	Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A, B and C Shares available at Merrill Lynch
•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only). The CDSC applicable to the converted shares will be waived, and Merrill Lynch will remit to the Fund's Distributor a portion of the waived CDSC. Such portion shall be equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.
C-1

Front-End Load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation and Letters of Intent
•	Breakpoints as described in this prospectus
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time
C-2

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 314172511
CUSIP 314172495
CUSIP 314172487
CUSIP 314172461
CUSIP 314172164
Q453699 (6/17)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.
STATEMENT OF ADDITIONAL INFORMATION
June 22, 2017
ACQUISITION OF THE ASSETS OF
FEDERATED INTERCONTINENTAL FUND
A Portfolio of Federated Equity Funds
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
BY AND IN EXCHANGE FOR SHARES OF
FEDERATED INTERNATIONAL LEADERS FUND
A Portfolio of Federated World Investment Series, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
This Statement of Additional Information dated June 22, 2017, is not a Prospectus. A Prospectus/Proxy Statement dated June 22, 2017, related to the above-referenced matter may be obtained from Federated International Leaders Fund and/or Federated InterContinental Fund, by writing or calling Federated International Leaders Fund and/or Federated InterContinental Fund, at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

1.	Statement of Additional Information of Federated InterContinental Fund, dated January 31, 2017.
2.	Statement of Additional Information of Federated International Leaders Fund, dated January 31, 2017.
3.	Audited Financial Statements of Federated InterContinental Fund, dated November 30, 2016.
4.	Audited Financial Statements of Federated International Leaders Fund, dated November 30, 2016.
1

INFORMATION INCORPORATED BY REFERENCE
The Statement of Additional Information of Federated InterContinental Fund dated January 31, 2017, is incorporated by reference to Post-Effective Amendment No. 189 to its Registration Statement on Form N-1A (File Nos. 811-4017 and 2-91090), which was filed with the Securities and Exchange Commission (SEC) on January 27, 2017. A copy may be obtained from Federated InterContinental Fund at 1-800-341-7400.
The Statement of Additional Information of Federated International Leaders Fund dated January 31, 2017, is incorporated by reference to Post-Effective Amendment No. 66 to its Registration Statement on Form N-1A (File Nos. 811-7141 and 33-52149) which was filed with the Securities and Exchange Commission on January 27, 2017. A copy may be obtained from Federated International Leaders Fund at 1-800-341-7400.
The audited financial statements of Federated InterContinental Fund, dated November 30, 2016, are included in the Annual Report to shareholders of Federated InterContinental Fund, which is incorporated by reference to filings with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on January 26, 2017.
The audited financial statements of Federated International Leaders Fund, dated November 30, 2016, are included in the Annual Report to shareholders of Federated International Leaders Fund, which is incorporated by reference to filings with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on January 27, 2017.
2

FEDERATED INTERCONTINENTAL FUND
FEDERATED INTERNATIONAL LEADERS FUND
Investment Adviser
Federated Global Investment Management Corp.
101 Park Avenue, 41st Floor
New York, NY 10178
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Administrator
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
3

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Q453700 (6/17)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.

PART C. OTHER INFORMATION.

Item 15. Indemnification

Indemnification is provided to Directors and officers of the Registrant pursuant to the Registrant's Articles of Incorporation and Bylaws, except where such indemnification is not permitted by law. However, the Articles of Incorporation and Bylaws do not protect the Directors or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Directors and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers, and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Directors, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Directors, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Directors, officers, or controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Articles of Incorporation or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Directors who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Directors or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16. Exhibits

Exhibit Number	DESCRIPTION

(1)
	1.1	Conformed copy of Articles of Incorporation of the Registrant;	(1)
	1.2	Amendment No. 5	(5)
	1.3	Amendment No. 7 and 8	(15)
	1.4	Amendment No. 9	(16)
	1.5	Amendment No. 10 and 11	(17)
	1.6	Amendment No. 12	(18)
	1.7	Amendment No. 13 and 14	(21)
	1.8	Amendments 15, 16, 17, and 18	(23)
	1.9	Amendment 19 and 20	(25)
	1.10	Amendment 21	(26)
	1.11	Amendment 22 and 23	(32)
	1.12	Amendment 24 and 25	(33)
	1.13	Amendment 26 and 27	(37)
	1.14	Amendments 28, 29 and 30	(40)
	1.15	Amendment effective 6/21/13	(44)
	1.16	Articles Supplementary effective 2/22/17	(48)

(2)
	2.1	Copy of By-Laws of the Registrant;	(1)
	2.2	Amendment No. 1, 2, and 3	(15)
	2.3	Amendment No. 4	(21)
	2.4	Amendment No. 5	(23)
	2.5	Amendment No. 6	(24)
	2.6	Amendment No. 7	(26)
	2.7	Amendment No. 8	(27)
	2.8	Amendment No. 9	(44)

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization are filed herein as Annex A to the Prospectus/Proxy Statement	+

(5)		Copy of Specimen Certificate of Shares of Beneficial Interest of the Registrant. As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.
	5.1	Copies of Specimen Certificates for Shares of Beneficial Interest of Federated World Utility Fund, Federated Asia Pacific Growth Fund, Federated Emerging Markets Fund, Federated European Growth Fund and Federated International Small Company Fund;	(7)
	5.2	Copies of Specimen Certificates for Shares of Beneficial Interest of Federated International High Income Fund;	(8)

(6)
	6.1	Conformed copy of Investment Advisory Contract of the Registrant through and including Exhibit F;	(5)
	6.2	Conformed copy of Assignment of Investment Advisory Contract;	(5)
	6.3	Conformed copy of Exhibit G to Investment Advisory Contract of the Registrant;	(7)
	6.4	Conformed copy of Exhibit H to Investment Advisory Contract of the Registrant;	(10)
	6.5	Conformed copy of Exhibit I to Investment Advisory Contract of the Registrant;	(13)
	6.6	Conformed copy of Exhibit J and K to Investment Advisory Contract of the Registrant;	(14)
	6.7	Conformed copy of Amendment to Investment Advisory Contract between Federated World Investment Series, Inc. and Federated Global Investment Management Corp.;	(21)
	6.8	Conformed copy of Sub-Advisor Agreement for Federated Global Equity Fund;	(19)
	6.9	Conformed copy of Assignment of Investment Advisory Contract for Federated International High Income Fund;	(23)
	6.10	Amendment to Sub-Advisory Agreement between Federated Investment Management Company and Federated Global Investment Management Corp.;	(23)
	6.11	Conformed copy of Exhibit G to Investment Advisory Contract of the Registrant;	(38)
	6.12	Conformed copy of Amendment No. 1 to Exhibit K to Investment Advisory Contract of the Registrant;	(42)

(7)
	7.1	Conformed copy of Distributor’s Contract of the Registrant through and including Exhibit S;	(5)
	7.2	Conformed copy of Exhibits T, U and V to Distributor’s Contract of the Registrant;	(7)
	7.3	Conformed copy of Exhibits W, X and Y to Distributor’s Contract of the Registrant;	(9)
	7.4	Conformed Copy of Exhibits Z and AA to Distributor’s Contract of the Registrant;	(11)
	7.5	Conformed copy of Exhibit BB and Exhibit CC to Distributor’s Contract of the Registrant;	(14)
	7.6	Conformed copy of Distributor’s Contract of the Registrant (Class B Shares);	(14)
	7.7	Conformed copy of Amendment to Distributor’s Contract of the Registrant (Class B Shares);	(21)
	7.8	Copy of Schedule A to Distributor’s Contract (Class B Shares);	(16)
	7.9	Amendment to Distributor’s Contracts between the Federated Funds and Federated Securities Corp.	(23)
	7.10	The Registrant hereby incorporates the conformed copy of the Specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan/Trustee Mutual Funds Service Agreement from Item 23(e) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269)
	7.11	Conformed copy of Exhibit DD to Distributor’s Contract of the Registrant;	(30)
	7.12	Conformed copy of Amendment #1 to Exhibit T to Distributor’s Contract of the Registrant	(31)
	7.13	Conformed copy of Exhibit EE to Distributor’s Contract of the Registrant;	(33)
	7.14	Conformed copy of Amendment 1 to Exhibit BB to Distributor’s Contract of the Registrant;	(37)
	7.15	Conformed copy of Schedule A to Distributor’s Contract of the Registrant;	(38)
	7.16	Conformed copy of Amendment 1 to Exhibit T, Exhibit V and Exhibit DD to Distributor’s Contract of the Registrant;	(38)
	7.17	Conformed copy of Exhibit FF to Distributor’s Contract of the Registrant;	(39)
	7.18	Conformed copy of Exhibit GG to Distributor’s Contract of the Registrant;	(40)
	7.19	Conformed copy of Exhibit HH to Distributor’s Contract of the Registrant;	(44)
	7.20	Conformed copy of Exhibit II to Distributor’s Contract of the Registrant;	(45)
	7.21	Conformed copy of Exhibit JJ to Distributor’s Contract of the Registrant;	(48)

(8)	Not applicable

(9)
	9.1	Conformed copy of Custodian Agreement of the Registrant;	(3)
	9.2	Conformed copy of Custodian Fee Schedule;	(10)
	9.3	Addendum to Custodian Fee Schedule;	(10)
	9.4	Conformed copy of Domestic Custodian Fee Schedule;	(11)
	9.5	Conformed copy of Global Custodian Fee Schedule;	(11)
	9.6	Addendum to Global Custodian Fee Schedule;	(11)
	9.7	Conformed copy of Amendment to Custodian contract of the Registrant dated February 3, 2006	(27)
	9.8	Conformed copy of Amendment to Custodian contract of the Registrant dated July 3, 2007;	(30)
	9.9	Conformed copy of Exhibit 1 to Custodian contract of the Registrant dated December 1, 1993;	(38)
	9.10	Conformed copy of Amendments 4, 5, 8 and 9 and 10 to the Custody Agreement	(38)
	9.11	Conformed copy of Amendments 11, 12, 13, 14, 15 and 16 to the Custody Agreement	(46)
	9.12	Conformed copy of Amendments 17, 18 and 19 to the Custody Agreement	(48)

(10)
	10.1	Conformed copy of Rule 12b-1 Distribution Plan through and including Exhibit R;	(5)
	10.2	Conformed copy of Exhibit S, Exhibit T, and Exhibit U to the Rule 12b-1 Distribution Plan of the Registrant;	(7)
	10.3	Conformed copy of Exhibit V, Exhibit W, and Exhibit Z to the Rule 12b-1 Distribution Plan of the Registrant;	(9)
	10.4	Conformed copy of Exhibit Y and Exhibit Z to the 12b-1 Distribution Plan of the Registrant;	(13)
	10.5	Conformed copy of Exhibit AA and Exhibit BB to the 12b-1 Distribution Plan of the Registrant;	(14)
	10.6	Copy of Schedule A to the Distribution Plan (Class B Shares) of the Registrant;	(16)
	10.7	Conformed copy of Exhibit A and B to the 12b-1 Distribution Plan of the Registrant;	(24)
	10.8	Conformed copy of Exhibit C to the 12b-1 Distribution Plan of the Registrant;	(31)
	10.9	Conformed copy of Exhibit D to the 12b-1 Distribution Plan of the Registrant;	(37)
	10.10	Conformed copy of Schedule A to the Distribution Plan (Class B Shares)	(38)
	10.11	Conformed copy of Exhibit B and Exhibit C to the 12b-1 Distribution Plan of the Registrant;	(38)
	10.12	Conformed copy of Exhibit C to the 12b-1 Distribution Plan of the Registrant;	(40)
	10.13	Conformed copy of Exhibit E to the Distribution Plan (Class R Shares) of the Registrant;	(44)
	10.14	The Registrant hereby incorporates the Copy of the Multiple Class Plan and attached Exhibits from Item (n) of the Federated Short-Term Municipal Trust Registration Statement on Form N-1A, filed with the Commission on August 28, 2006. (File Nos. 2-72277 and 811-3181)
	10.15	Copy of Multiple Class Plan and attached exhibits;	(29)
	10.16	Copy of Multiple Class Plan and attached exhibits;	(30)
	10.17	Copy of Multiple Class Plan and attached Class A Shares exhibit;	(31)
	10.18	Copy of Multiple Class Plan and attached Institutional Shares Exhibit;	(34)
	10.19	Copy of Multiple Class Plan and attached Class B Shares, Class C Shares and Class F Shares Exhibits	(35)
	10.20	Copy of Multiple Class Plan and attached Class A Shares, Class B Shares, Class F Shares and Institutional Shares;	(37)
	10.21	Copy of Multiple Class Plan and attached Class A Shares, Class B Shares, Class C Shares and Class F Shares, revised 2/21/11, 12/1/11, 2/21/11 and 2/21/11, respectively;	(38)
	10.22	Copy of Institutional Shares Exhibit to Multiple Class Plan revised as of 3/1/12	(39)
	10.23	Copy of Class A Shares, Class B Shares and Class C Shares exhibits to the Multiple Class Plan revised as of 1/18/13 and copy of Class F Shares exhibit to the Multiple Class Plan revised as of 12/1/12;	(40)

10.24	Copy of Class R6 Shares Exhibit to the Multiple Class Plan	(43)
10.25	Copy of Class R Shares Exhibit to the Multiple Class Plan	(44)
10.26	Copy of Class A Shares, Class C Shares and Institutional Shares exhibits to the Multiple Class Plan revised as of 9/1/14; copy of Class B Shares exhibit to the Multiple Class Plan revised as of 4/22/13, and copy of Class R6 Shares exhibit to the Multiple Class Plan revised as of 12/1/13;	(45)
10.27	Copy of Class A Shares, Class B Shares and Class C Shares exhibits to the Multiple Class Plan revised as of 12/31/15, and copy of Institutional Shares and Wealth Shares exhibit to the Multiple Class Plan revised as of 12/1/15;	(46)
10.28	Copy of Class R6 Shares to the Multiple Class Plan revised as of 10/1/16, and copy of R Shares to the Multiple Class Plan revised as of 1/1/17;	(47)
10.29	Copy of Class T Shares to the Multiple Class Plan revised as of 3/1/17.;	(48)

(11)	Conformed Copy of Opinion and Consent of Counsel Regarding the Legality of Shares being Issued	+

(12)	Form of Opinion regarding Tax Consequences of the Reorganization	+

(13)
	13.1	Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Procurement;	(14)
	13.2	Conformed copy of Principal Shareholder Servicer’s Agreement (Class B Shares);	(14)
	13.3	Conformed copy of Shareholder Services Agreement (Class B Shares);	(14)
	13.4	The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
	13.5	The Registrant hereby incorporates the conformed copy of Amendment No. 3 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
	13.6	The responses and exhibits described in Item 23(e)(viii) are hereby incorporated by reference;
	13.7	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item 22(h)(vii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843);
	13.8	The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 6/30/04, from Item 22(h)(viii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843);
	13.9	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 22(h)(iv) of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);
	13.10	The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23(h)(ix)of the Federated Stock Trust Registration Statement on Form N-1A, filed with the Commission on December 29, 2005. (File Nos. 2-75756 and 811-3385);
	13.11	The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, from Item 23 (h) (ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843);
	13.12	Conformed copy of Financial Administration and Accounting Services Agreement between Registrant and State Street Bank and Trust Company dated January 1, 2007;	(29)
	13.13	Conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 5/29/07;	(30)
	13.14	Conformed copy of the Agreement for Administrative Services, with Exhibit 1;	(30)
	13.15	Conformed copy of the Amendment to Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company, with attached Schedule A, as revised March 1, 2008;	(33)
	13.16	Conformed copy of Schedule A to the Principal Shareholder Servicer’s Agreement (Class B Shares);	(38)
	13.17	Conformed copy of Schedule A to the Shareholder Services Agreement (Class B Shares);	(38)
	13.18	Conformed copy of Exhibit 1 to the Administrative Services Agreement revised 12/2/11;	(38)
	13.19	Conformed copy of Exhibit A to the Financial Administration and Accounting Services Agreement (revised as of 2/2011);	(38)
	13.20	Conformed copy of Schedule 1 to the Second Amended and Restated Services Agreement revised 12/2/11;	(38)
	13.21	Conformed copy of Schedule A to the Transfer Agency and Service Agreement	(38)
	13.22	Conformed copy of Fund Accounting Agreement dated 3/1/2011;	(38)
	13.23	Conformed copy of Financial Administration and Accounting Services Agreement dated 3/1/2011;	(38)
	13.24	Conformed copy of Exhibit 1 to Agreement for Administrative Services revised as of 3/1/12;	(39)
	13.25	Conformed copy of Amended and Restated Agreement for Administrative Services dated 9/1/12;	(40)
	13.26	Conformed copy of Support Services Addendum dated 5/31/12 to the Fund Accounting Agreement dated 3/1/2011;	(40)
	13.27	Copy of Schedule 1 revised 1/18/13 to the Second Amended and Restated Services Agreement;	(40)
	13.28	Conformed copy of First Amendment to the Amended and Restated Agreement for Administrative Services dated 3/1/2013;	(42)
	13.29	Copy of Exhibit 1 revised 12/1/14 to the Amended and Restated Agreement for Administrative Services Agreement;	(45)
	13.30	Conformed copy of Schedule 1 to the Second Amended and Restated Services Agreement (Revised 9/1/14);	(45)
	13.31	Conformed copy of Amendment dated January 1, 2012 to Transfer Agency and Service Agreement of the Registrant;	(45)
	13.32	Conformed copy of Third and Fourth Amendments, dated April 28, 2014 and December 1, 2014 respectively, to the Fund Accounting Agreement;	(45)
	13.33	Conformed copy of Fifth Amendment dated June 26, 2015 to the Fund Accounting Agreement;	(46)
	13.34	Conformed copy of Sixth Amendment dated December 1, 2016 to the Fund Accounting Agreement;	(48)
	13.35	Conformed copy of Schedule 1 to the Second Amended and Restated Services Agreement (Revised 3/1/17);	(48)

(14)
	14.1	Conformed copy of Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm;	+
	14.2	Conformed copy of Consent of KPMG LLP, Independent Registered Public Accounting Firm;	+

(15)	Not Applicable

(16)
	16.1	Conformed copy of Unanimous Consent of Directors;	+
	16.2	Conformed copy of Power of Attorney of the Registrant;	+

(17)	Form of Ballot	+

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-52149 and 811-7141)
1.	Initial Registration Statement filed February 4, 1994.
2.	Pre-Effective Amendment No. 1 filed March 24, 1994.
3.	PEA No. 1 filed on July 25, 1994
5.	PEA No. 6 filed on January 26, 1996
7.	PEA No. 10 filed on January 30, 1997
9.	PEA No. 11 filed on May 21, 1997
10.	PEA No. 12 filed on November 26, 1997
11.	PEA No. 13 filed on December 23, 1997
13.	PEA No. 15 filed on January 28, 1998
14.	PEA No. 16 filed on June 10, 1998
15.	PEA No. 17 filed on February 1, 1999
16.	PEA No. 18 filed on April 1, 1999
17.	PEA No. 20 filed on March 31, 2000
18.	PEA No. 21 filed on November 27, 2000
19.	PEA No. 23 filed on January 31, 2001
20.	PEA No. 24 filed on January 29, 2002
21.	PEA No. 24 filed on January 29, 2002
22.	PEA No. 28 filed on March 28, 2003
23.	PEA No. 29 filed on February 2, 2004
24.	PEA No. 30 filed on November 19, 2004
25.	PEA No. 31 filed on January 31, 2005
26.	PEA No. 32 filed on January 30, 2006
27.	PEA No. 33 filed on November 15, 2006
28.	PEA No. 35 filed on January 29, 2007
29.	PEA No. 36 filed on May 29, 2007
30.	PEA No. 37 filed on November 23, 2007
31.	PEA No. 39 filed on January 23, 2007
32.	PEA No. 41 filed on March 27, 2008
33.	PEA No. 42 filed on January 29, 2009
34.	PEA No. 43 filed on December 2, 2009
35.	PEA No. 44 filed on January 29, 2010
36.	PEA No. 46 filed on January 28, 2011
37	PEA No. 47 filed on February 18, 2011
38	PEA No. 48 filed on January 27, 2012
39	PEA No. 50 filed on March 26, 2012
40	PEA No. 52 filed on January 28, 2013
41	PEA No. 54 filed on June 4, 2013
42	PEA No. 55 filed on June 24, 2013
43	PEA No. 58 filed on August 2, 2013
44	PEA No. 60 filed on January 29, 2014
45	PEA No. 62 filed on January 29, 2015
46	PEA No. 64 filed on January 29, 2016
47	PEA No. 66 filed on January 27, 2017
48	PEA No. 68 filed on March 29, 2017

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item (16)(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, FEDERATED WORLD INVESTMENT SERIES, INC., has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 19th day of May, 2017.

FEDERATED WORLD INVESTMENT SERIES, INC.
BY:/s/ George F. Magera George F. Magera, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY:/s/ George F. Magera George F. Magera, Assistant Secretary	Attorney In Fact For the Persons Listed Below	May 19, 2017
J. Christopher Donahue *	President and Director (Principal Executive Officer)
Thomas R. Donahue*	Director
Lori A. Hensler*	Treasurer (Principal Financial Officer)
John T. Collins*	Director
G. Thomas Hough*	Director
Maureen Lally-Green*	Director
Peter E. Madden*	Director
Charles F. Mansfield, Jr.*	Director
Thomas O’Neill*	Director
P. Jerome Richey*	Director
John S. Walsh*	Director
*By Power of Attorney